EXHIBIT 99.2

Regency Centers Corporation

December 31, 2008

Revised Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At December 31, 2008, Regency’s total market capitalization was $5.5 billion.

As of December 31, 2008, the Company owned 440 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 59 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $89,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past nine years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth in excess of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 195 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the fourth quarter of 2008, Regency had 48 projects under development for an estimated total investment at completion of $993.2 million. These in-process developments are 78% funded and 85% leased and committed, including tenant-owned square footage.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading co-investment partnership program are integral components of this strategy. Our co-investment partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund nearly $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the year ended December 31, 2008. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

December 31, 2008

Highlights

December 31, 2008

Operating Results

(Wholly-owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended December 31, 2008, same property NOI growth was 3.0%. Operating properties were 93.8% leased. Rent growth was 7.8%.

For the year ended December 31, 2008, same property NOI growth was 2.6%. Operating properties were 93.8% leased. Rent growth was 10.6%.

Operating Results

(Wholly-owned and 100% of co-investment partnerships)

For the quarter ended December 31, 2008, same property NOI growth was 1.1%. Operating properties were 94.1% leased. Rent growth was 7.8%.

For the year ended December 31, 2008, same property NOI growth was 2.2%. Operating properties were 94.1% leased. Rent growth was 10.6%.

During the quarter, 1.2 million square feet of GLA was renewed or newly leased through 436 leasing transactions.

For the year ended December 31, 2008, 5.7 million square feet of GLA was renewed or newly leased through 1,767 leasing transactions.

Financial Results

Funds From Operations for the quarter was $50.8 million, or $0.72 per diluted share. Net income for the quarter was $14.0 million, or $0.20 per diluted share.

Funds From Operations for the year was $263.8 million, or $3.75 per diluted share. Net income for the year was $116.5 million, or $1.66 per diluted share.

Development Activity

At year end, Regency had 48 projects in process for an estimated net development cost of $993.2 million and an expected return of 8.1%. Construction has been phased at several projects, and once fully built out, the expected return increases to 8.6% which represents an estimated net development cost of $1.1 billion.

For more information on this development activity, please see pages 14-15.

Acquisition & Disposition Activity

During the fourth quarter, Regency:

•	Sold two wholly-owned operating properties at a gross sales price of $19.3 million and a weighted average cap rate of 8.17%.

•	Sold three completed development properties at a gross sales price of $28.0 and a weighted average cap rate of 7.56%.

For more information on these acquisitions & dispositions, please see pages 11-13.

Definitions

December 31, 2008

FUNDS FROM OPERATIONS (FFO), as defined by the National Association of Real Estate Investment Trusts (NAREIT), means net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Development Properties are properties that Regency acquires and develops including partially operating properties specifically acquired for redevelopment; and upon sale includes related gains in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following stabilization of rent paying occupancy.

Summary Financial Information

December 31, 2008

Financial Results	Three Months Ended		Year to Date
	2008	2007	2008	2007
Net Income for common stockholders	$14,025,817	$50,560,865	$116,513,122	$183,975,177
Basic EPS	$0.20	$0.73	$1.66	$2.65
Diluted EPS	$0.20	$0.72	$1.66	$2.65
Diluted EPS per share growth rate	-72.2%		-37.4%

Funds from Operations for common stockholders	$50,797,631	$81,219,088	$263,847,637	$293,890,652
FFO per share – Basic	$0.72	$1.16	$3.77	$4.22
FFO per share – Diluted	$0.72	$1.16	$3.75	$4.20
Diluted FFO per share growth rate	-37.9%		-10.7%

Dividends paid per share and unit	$0.725	$0.660	$2.900	$2.640
Payout ratio of Diluted FFO per share	100.7%	56.9%	77.3%	62.9%

Interest Coverage Ratios
Interest only	3.6	3.5	3.2	3.4
Capitalized interest	$7,663,355	$9,353,368	$36,510,846	$35,423,774
Fixed Charge (Regency only)	2.9	2.9	2.6	2.8
Fixed Charge (with pro-rata share of partnerships)	2.6	2.6	2.3	2.5

Capital Information	12/31/08	YTD Change	12/31/07	12/31/06
Closing common stock price per share	$46.70	$(17.79)	$64.49	$78.17
Shareholder Return (assumes no reinvestment of dividends)	-23.1%

Common Shares and Equivalents Outstanding	70,504,881	392,633	70,112,248	69,758,821

Market equity value of Common and Convertible shares	$3,292,578	$(1,228,961)	$4,521,539	$5,453,047
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,135,571	$127,596	$2,007,975	$1,575,385
Total market capitalization (000’s)	$5,753,149	$(1,101,365)	$6,854,514	$7,353,433
Debt to Total Market Capitalization	37.1%	7.8%	29.3%	21.4%

Total real estate at cost before depreciation (000’s)	$4,425,896	$58,704	$4,367,191	$3,870,630
Total assets at cost before depreciation (000’s)	$4,696,971	$84,699	$4,612,271	$4,070,936
Debt to Total Assets before Depreciation	45.5%	1.9%	43.5%	38.7%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	70,036,670	398,033	69,638,637	69,017,995
Exchangeable O.P. Units held by minority interests	468,211	(5,400)	473,611	740,826

Total Common Shares and Equivalents	70,504,881	392,633	70,112,248	69,758,821

Summary Real Estate Information

December 31, 2008

Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	12/31/08	9/30/08	12/31/07	9/30/07
Gross Leasable Area (GLA)	30,220,208	31,349,242	31,791,357	31,661,106
GLA including anchor-owned stores	36,529,084	37,534,412	37,587,096	37,280,666

% leased – Operating and development properties	91.0%	89.4%	89.4%	89.4%
% leased – Operating properties only	93.8%	94.3%	95.0%	95.1%
% leased – Same store properties only	94.0%	94.4%	95.0%	95.1%

Rental rate growth – YTD (1)	10.6%	11.6%	13.0%	13.8%
Same property NOI growth – YTD	2.6%	2.5%	3.0%	2.9%

Wholly-Owned and 100% of Co-investment Partnerships

	12/31/08	9/30/08	12/31/07	9/30/07
Gross Leasable Area (GLA)	49,644,545	50,775,179	51,106,824	51,046,666
GLA including anchor-owned stores	58,411,251	59,312,371	59,198,217	59,006,147
GLA under development	4,551,765	5,260,239	5,232,481	5,075,430

Number of retail shopping centers	440	443	451	447
Number of centers under development (excluding expansions)	45	45	49	45
Number of grocery-anchored shopping centers	356	356	360	357

% leased – Operating and development properties	92.3%	91.7%	91.7%	91.8%
% leased – Operating properties only	94.1%	94.8%	95.2%	95.4%
% leased – Same store properties only	94.1%	94.7%	95.0%	95.2%

Rental rate growth – YTD (1)	10.6%	11.6%	13.0%	13.7%
Same property NOI growth – YTD	2.2%	2.6%	3.2%	3.2%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

December 31, 2008, 2007 and 2006

Assets	2008	2007	2006
Real estate investments at cost:
Operating properties	$2,897,155,188	3,059,355,394	2,826,485,380
Properties in development	1,078,885,554	905,929,461	615,450,669

	3,976,040,742	3,965,284,855	3,441,936,049
Operating properties held for sale	66,446,995	—	25,607,741
Less: accumulated depreciation	554,595,228	497,498,468	427,389,404

	3,487,892,509	3,467,786,387	3,040,154,386
Investments in real estate partnerships	383,407,938	401,906,064	403,085,822

Net real estate investments	3,871,300,447	3,869,692,951	3,443,240,208

Cash and cash equivalents	21,533,019	18,667,717	34,046,219
Notes receivable	31,438,066	44,542,740	19,988,087
Tenant receivables, net of allowance for uncollectible accounts	103,796,509	75,440,580	67,161,676
Deferred costs, less accumulated amortization	57,476,785	52,784,152	40,989,102
Acquired lease intangible assets, net	12,902,821	17,227,865	12,315,042
Other assets	43,927,668	36,416,422	25,805,830

	$4,142,375,315	4,114,773,027	3,643,546,164

Liabilities and Stockholders’ Equity
Notes payable	$1,837,904,495	1,799,974,913	1,454,385,498
Unsecured credit facilities	297,666,667	208,000,000	121,000,000

Total notes payable	2,135,571,162	2,007,974,913	1,575,385,498

Tenants’ security and escrow deposits	11,571,209	11,436,472	10,517,225
Acquired lease intangible liabilities, net	7,864,832	10,353,746	7,729,080
Derivative instruments, at fair value	83,690,668	9,836,422	2,931,196
Accounts payable and other liabilities	141,395,128	154,642,385	138,008,859

Total liabilities	2,380,092,999	2,194,243,938	1,734,571,858

Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	9,059,922	10,211,917	16,321,350
Limited partners’ interest in consolidated partnerships	7,979,860	18,392,152	17,797,344

Total minority interests	66,197,759	77,762,046	83,276,671

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	756,349	751,687	744,318
Additional paid in capital, net of treasury stock	1,666,851,277	1,654,866,175	1,632,787,270
Accumulated other comprehensive (loss) income	(91,464,881)	(18,916,679)	(13,317,497)
Distributions in excess of net income	(155,056,788)	(68,935,219)	(69,516,456)

Total stockholders’ equity	1,696,084,557	1,842,767,043	1,825,697,635

	$4,142,375,315	4,114,773,027	3,643,546,164

Ratios	2008	2007	2006
Debt to real estate assets, before depreciation	48.3%	46.0%	40.7%
Debt to total assets, before depreciation	45.5%	43.5%	38.7%
Debt to total assets, before depreciation and including prorata share of JV’s	50.0%	48.9%	45.2%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	55.8%	54.8%	52.0%
Unsecured assets to total real estate assets (wholly-owned only)	87.5%	87.5%	83.5%
Unsecured NOI to total NOI (wholly-owned only)	86.8%	87.5%	83.1%

Consolidated Statements of Operations

For the Periods Ended December 31, 2008 and 2007

(Asset sales not separated as discontinued operations as required by GAAP—See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Real Estate Revenues:
Minimum rent	$85,193,699	84,932,036	$347,052,217	323,650,521
Percentage rent	2,547,673	2,695,390	4,259,512	4,678,008
Recoveries from tenants	22,623,618	21,683,019	89,686,291	82,320,372
Termination Fees	2,760,226	101,594	4,590,986	1,670,383
Other income	1,803,804	2,524,528	9,508,267	10,490,925

	114,929,020	111,936,567	455,097,273	422,810,209

Real Estate Operating Expenses:
Operating and maintenance	15,698,711	16,932,508	61,887,915	58,036,036
Real estate taxes	12,656,372	11,405,738	51,051,800	46,876,798

	28,355,083	28,338,246	112,939,715	104,912,834

Net operating income	86,573,937	83,598,321	342,157,558	317,897,375

Equity in Income of Unconsolidated Partnerships
Operating income (loss) including development gains	1,792,809	7,320,839	6,533,563	10,121,541
(Loss) gain on sale of operating properties	(2,075,019)	4,526,423	(1,241,408)	7,971,147

	(282,210)	11,847,262	5,292,155	18,092,688

Fees, Development and Outparcel Gains:
Asset management fees	2,988,194	2,901,632	11,673,230	11,020,895
Property management fees	4,106,339	3,593,642	16,131,974	13,865,450
Transaction and other fees	19,804,951	647,018	25,057,541	4,514,141
Leasing commissions	973,644	1,254,836	3,169,061	3,663,424
Development gains	5,613,115	20,749,067	29,546,138	55,331,845
Gain on sale of outparcels	2,834,892	1,165,082	6,561,122	7,191,419
Dead deal costs	(10,894,131)	(2,230,003)	(15,509,535)	(5,274,340)
Provision for income tax (expense)	3,396,337	(4,929,772)	3,730,525	(3,738,902)

	28,823,341	23,151,501	80,360,056	86,573,931

Other Operating Expense (Income):
General and administrative	12,724,903	13,217,249	49,495,067	50,580,448
Franchise taxes	16,710	194,797	1,514,770	1,209,421
Depreciation and amortization (including FF&E)	27,913,292	25,591,564	107,845,652	93,507,902
Interest expense, net	24,111,069	22,278,971	92,783,770	82,494,061
(Gain) loss on sale of operating properties including taxes	(2,772,642)	290,558	(10,921,487)	(15,243,675)
Deferred gains under the Restricted Gain Method	—	—	10,716,000	—
Provision for loss	33,027,000	—	34,854,601	—

	95,020,332	61,573,139	286,288,373	212,548,157

Minority Interests
Preferred unit distributions	931,248	931,272	3,724,992	3,725,016
Exchangeable operating partnership units	121,086	379,845	906,831	1,650,067
Limited partners’ interest in consolidated partnerships	97,794	233,176	701,287	990,417

Net income	18,944,608	55,479,652	136,188,286	203,650,337
Preferred stock dividends	4,918,791	4,918,787	19,675,164	19,675,160

Net income for common stockholders	$14,025,817	50,560,865	$116,513,122	183,975,177

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended December 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Reconciliation of Net income to Funds from Operations

Net income for common stockholders	$14,025,817	50,560,865	$116,513,122	183,975,177
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization expense – consolidated properties	22,937,395	20,987,526	89,533,695	77,307,673
Depreciation and amortization expense – uncons properties	10,794,386	10,448,747	42,379,867	42,547,685
Consolidated JV partners’ share of depreciation	(144,429)	(129,461)	(539,645)	(481,404)
Amortization of leasing commissions and intangibles	3,760,999	3,207,432	14,017,847	12,106,277
(Gain) on sale of operating properties, including JV’s	(2,726,623)	(4,235,866)	(11,709,080)	(23,214,823)
Gain deferrals under the Restricted Gain Method	2,029,000	—	12,745,000	—
Minority interest of exchangeable partnership units	121,086	379,845	906,831	1,650,067

Funds From Operations	$50,797,631	81,219,088	$263,847,637	293,890,652

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.20	0.72	$1.66	2.65
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization expense – consolidated properties	0.33	0.30	1.27	1.10
Depreciation and amortization expense – uncons properties	0.15	0.15	0.60	0.61
Consolidated JV partners’ share of depreciation	0.00	0.00	0.00	0.00
Amortization of leasing commissions and intangibles	0.05	0.05	0.20	0.17
(Gain) on sale of operating properties	(0.04)	(0.06)	(0.17)	(0.33)
Additional gains deferred under the Restricted Gain Method	0.03	0.00	0.18	0.00

Funds From Operations	$0.72	1.16	$3.75	4.20

Additional Disclosures:

Straight-line rental income	$1,356,287	1,599,658	$5,780,475	6,284,649
Above- and below- market rent amortization	515,295	593,941	2,376,197	1,926,078
Pro-rata share of JV straight-line rental income	462,263	381,893	1,146,073	1,884,360
Pro-rata share of JV above- and below- mkt rent amortization	662,877	556,613	2,793,291	2,027,968
Impairment losses including pro-rata share of JV’s	33,027,000	—	34,854,601	—
Debt premium amortization income	31,966	77,459	216,948	459,683
Stock based compensation expense (reversal)	(2,285,799)	2,288,783	4,777,661	9,583,950
Capitalized direct leasing compensation costs	2,647,383	3,176,137	13,132,845	12,601,984
Capitalized direct development compensation costs (reversal)	(3,804,624)	9,039,715	25,207,553	38,077,300
Fees earned from 3rd parties as reported for GAAP	27,873,128	8,397,127	56,031,806	33,063,909
Fees earned from 3rd parties, excluding REG owned portion	26,525,852	7,148,390	50,662,921	28,202,441

Capital Expenditures (non-revenue enhancing only):

Leasing commissions – consolidated properties	$3,931,403	1,842,309	$8,937,148	7,946,839
Tenant improvements – consolidated properties	988,035	444,755	4,175,902	4,111,648
Building improvements – consolidated properties	3,566,647	4,442,356	11,175,665	11,003,685
Pro-rata share of unconsolidated leasing commissions	488,119	431,966	1,635,746	1,630,608
Pro-rata share of unconsolidated tenant improvements	240,200	150,948	732,978	720,881
Pro-rata share of unconsolidated building improvements	1,483,292	1,745,459	3,134,997	2,814,391

Note:	See definition of Funds from Operations included elsewhere in this supplemental report.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended December 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$82,903,299	81,419,353	$334,332,374	308,720,530
Percentage rent	2,547,673	2,695,390	4,259,512	4,661,067
Recoveries from tenants and other income	24,237,579	23,412,861	98,797,200	90,136,532
Management fees and commissions	27,873,129	8,397,126	56,031,807	33,063,909

Total revenues	137,561,680	115,924,729	493,420,893	436,582,039

Operating Expenses:
Depreciation and amortization	27,461,880	24,583,209	104,738,780	89,538,825
Operating and maintenance	15,343,670	16,033,783	59,368,170	54,232,081
General and administrative	10,302,168	13,217,249	47,072,332	50,580,448
Real estate taxes	12,240,843	10,795,416	48,637,516	43,403,104
Other operating expense	7,746,948	6,734,262	14,824,317	10,080,543
Restructuring charges	2,422,736	—	2,422,736	—

Total operating expenses	75,518,245	71,363,919	277,063,851	247,835,002

Other Expense (Income):
Interest expense, net of interest income	24,111,069	22,278,971	92,783,770	82,389,365
Gain on sale of properties	(2,726,568)	(17,629,255)	(20,346,132)	(52,215,431)
Provision for loss	33,027,000	—	34,854,601	—

Total other expense (income)	54,411,501	4,649,716	107,292,239	30,173,934

Income before minority interests	7,631,934	39,911,095	109,064,803	158,573,104

Minority interest of preferred units	(931,248)	(931,272)	(3,724,992)	(3,725,016)
Minority interest of exchangeable operating partnership units	(36,594)	(350,513)	(726,384)	(1,382,022)
Minority interest of limited partners	(97,794)	(233,176)	(701,287)	(990,417)
Equity in income of investments in real estate partnerships	(282,210)	11,847,262	5,292,155	18,092,687

Income from continuing operations	6,284,088	50,243,396	109,204,295	170,568,336

Discontinued Operations:
Operating income from discontinued operations	3,991,946	1,800,623	9,603,079	7,797,022
Gain on sale of properties	8,668,574	3,435,633	17,380,912	25,284,979

Income from discontinued operations	12,660,520	5,236,256	26,983,991	33,082,001

Net income	18,944,608	55,479,652	136,188,286	203,650,337

Preferred stock dividends	(4,918,791)	(4,918,787)	(19,675,164)	(19,675,160)

Net income for common stockholders	$14,025,817	50,560,865	$116,513,122	183,975,177

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

December 31, 2008 and 2007

Total Debt Outstanding:	12/31/08	12/31/07
Mortgage loans payable:
Fixed rate secured loans	$235,151,262	196,914,814
Variable rate secured loans	5,129,602	5,820,786
Unsecured debt offering fixed rate	1,597,623,631	1,597,239,313
Unsecured credit facilities	297,666,667	208,000,000

Total	$2,135,571,162	2,007,974,913

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities[1]	Total
2009	$4,832,438	8,076,805	50,000,000	62,909,243
2010	4,880,470	17,042,920	160,000,000	181,923,390
2011	4,743,865	11,276,040	537,666,667	553,686,571
2012	5,026,708	—	250,000,000	255,026,708
2013	4,711,784	16,353,429	—	21,065,213
2014	9,070,074	8,126,112	150,000,000	167,196,186
2015	2,201,050	46,250,768	350,000,000	398,451,818
2016	1,628,176	14,161,144	—	15,789,320
2017	822,069	75,510,745	400,000,000	476,332,813
2018	175,542	6,110,160	—	6,285,702
>10 years	—	—	—	—
Net unamortized debt discount		(719,434)	(2,376,369)	(3,095,803)

	$38,092,176	202,188,688	1,895,290,298	2,135,571,162

[1] Includes unsecured debt offerings and Unsecured credit facilities

Percentage of Total Debt:			12/31/08	12/31/07
Fixed			85.83%	89.35%
Variable			14.17%	10.65%

Current Average Interest Rates:(1)
Fixed			6.40%	6.37%
Variable			2.86%	5.41%
Effective Interest Rate			5.90%	6.27%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	March 9, 2014	January 4, 2014
Variable	January 30, 2011	January 24, 2011

Summary of Consolidated Debt

December 31, 2008 and 2007

Lender	Secured Property	Rate	Maturity	12/31/08	12/31/07
Fixed Rate Loans:
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	$—	10,089,644
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	—	9,527,946
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,088,657	3,314,671
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	9,841,760	9,974,030
Debt Offering	Unsecured	8.450%	09/01/10	149,955,051	149,928,075
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,386,880	5,530,756
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,448,581	2,513,979
Debt Offering	Unsecured	7.950%	01/15/11	219,937,658	219,906,920
Wachovia Securities	Market at Opitz Crossing	7.300%	03/01/11	11,709,916	11,886,679
Debt Offering	Unsecured	7.250%	12/12/11	19,962,519	19,950,021
Debt Offering	Unsecured	6.750%	01/15/12	249,886,556	249,849,764
PNC Bank	Gateway Shopping Center	7.110%	05/01/13	20,059,535	20,765,803
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	5,085,252	5,612,864
TIAA	Northgate Square	5.640%	01/10/14	6,545,227	6,716,101
Debt Offering	Unsecured	4.950%	04/15/14	149,800,825	149,762,887
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	8,716,215	9,038,367
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,239,195	8,448,434
United of Omaha Life Insurance Co.	Fleming Island	7.400%	02/05/15	1,848,096	2,076,250
Escrow Bank, USA	Twin City Plaza	5.650%	04/06/15	43,647,216	44,000,000
Debt Offering	Unsecured	5.250%	08/01/15	349,675,010	349,625,018
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	792,495	874,762
GMAC	Naples Walk	6.150%	08/11/16	17,620,993	17,968,547
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,307,134	10,656,966
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	06/10/17	62,500,000	—
Debt Offering	Unsecured	5.875%	06/15/17	398,406,012	398,216,628
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	9,290,502	9,473,223
TIAA	Westchase	5.520%	07/10/18	8,743,042	8,948,276
Net unamortized discounts on assumed debt of acquired properties				(719,434)	(502,484)

Total Fixed Rate Debt				$1,832,774,893	1,794,154,127

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/09	$5,129,602	5,820,786
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.40%	02/11/11	70,000,000	208,000,000
Wells Fargo Bank	Term Loan	LIBOR + 1.05%	02/11/11	227,666,667	—

Total Variable Rate Debt				$302,796,269	213,820,786

Total				$2,135,571,162	2,007,974,913

Summary of Preferred Units and Stock

December 31, 2008

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

December 31, 2008

Date	Property Name	Co-investment Partnership	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Unconsolidated:
Acquisitions from 3rd Parties:
Apr-08	Sycamore Plaza and Crossing	RRP	Cincinatti, OH	390,234	$93,300,000	$18,660,000	6.43%	Fresh Market, Barnes & Noble, Staples Old Navy, Dick's Sporting Goods Whole Foods
Sep-08	Marina Shores	Oregon	Long Beach, CA	67,727	$28,475,000	$5,695,000	6.50%

Total				457,961	$121,775,000	$24,355,000	6.45%

Regency Contributions:
Sep-08	Silver Spring Square	RRP	Silver Spring Township, PA	318,209	$74,494,000	$14,898,800	6.83%	Wegmans Publix, Harris Teeter, Shoppers Food Warehouse
Sep-08	REG Development Portfolio	Oregon	Multiple	324,012	$83,400,000	$16,680,000	7.14%

Total				642,221	$157,894,000	$31,578,800	6.99%

Total Acquisitions from 3rd Parties				457,961	$121,775,000	$24,355,000	6.45%

Total Acquisitions including Regency Contributions				1,100,182	$279,669,000	$55,933,800	6.76%

RRP – Regency owns 20%

Oregon – Regency owns 20%

Operating Property Dispositions

December 31, 2008

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
Sep-08	Waterford Towne Center		Waterford, MI	96,101	$12,934,000	$12,934,000	8.59%	Kroger
Dec-08	Statler Square Phase I		Staunton, VA	133,660	$10,900,000	$10,900,000	8.71%	Kroger
Dec-08	Kernersville Marketplace		Kernersville, NC	72,590	$8,375,000	$8,375,000	7.46%	Harris Teeter

				302,351	$32,209,000	$32,209,000	8.34%

Unconsolidated:
Mar-08	King Farm Apartments	CalSTRS	Rockville, MD	64,775	$9,500,000	$2,375,000	4.82%	Residential Apts
May-08	Mid-Atlantic Portfolio	MCW II		804,457	$108,093,002	$26,969,204	7.75%
	Brafferton Center		Garrisonville, VA	97,872				Sport & Health Club
	Glen Lea Centre		Richmond, VA	78,494				N/A
	Kenhorst Plaza		Kenhorst, PA	159,150				Redner's Market
	Laburnum Park Shopping Center		Richmond, VA	64,992				Ukrop's, Rite Aid
	Newark Shopping Center		Newark, DE	183,017				N/A
	Northway Shopping Center		Millersville, MD	98,016				Shopper's Food Whse
	Towamencin Village Square		Lanesdale, PA	122,916				Genuardi's, Eckerd
May-08	Highland Knoll	Oregon	Katy, TX	87,470	$13,800,000	$2,760,000	7.50%	Randall's Food

				956,702	$131,393,002	$32,104,204	7.51%

Total Dispositions				1,259,053	$163,602,002	$64,313,204	7.92%

CalSTRS – Regency owns 25%

MCW II – Regency owns 24.95%

Oregon – Regency owns 20%

Development Sales

December 31, 2008

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Co-investment Partnerships:
Sep-08	Silver Spring Square	RRP	Silver Spring Township, PA	318,209	$74,494,000	$59,595,200	6.83%	Wegmans
Sep-08	REG Development Portfolio	Oregon		324,012	$83,400,000	$66,720,000	7.14%
	Johns Creek Center		Jacksonville, FL	75,101				Publix
	Signal Hill Shopping Center		Manassas, VA	95,172				Shoppers Food Warehouse
	Hollymead Town Center		Charlottesville, VA	153,739				Harris Teeter

				642,221	$157,894,000	$126,315,200	6.99%

Sales to Third Parties:
May-08	Loveland Shopping Center		Loveland, CO	93,142	$8,625,000	$8,625,000	N/A	Gold's Gym
Jun-08	Fort Collins Center		Ft. Collins, CO	99,359	$11,846,000	$11,846,000	6.44%	JC Penney
Jul-08	Pelham Commons		Greenville, SC	76,541	$12,400,000	$12,400,000	7.41%	Publix
Sep-08	Independence Square		Independence, MI	89,083	$11,991,000	$11,991,000	7.40%	Kroger
Oct-08	Santa Maria		Santa Maria, CA	117,363	$10,000,000	$10,000,000	6.89%	Kohl's
Dec-08	Puyallup		Puyallup, WA	76,682	$9,830,000	$9,830,000	7.41%	JC Penney
Dec-08	Southshore		League City, TX	27,938	$8,163,265	$8,163,265	8.57%	Kroger (NAP)

				580,108	$72,855,265	$72,855,265	7.30%

Total Development Sales				1,222,329	$230,749,265	$199,170,465	7.10%

Oregon – Regency owns 20%

RRP – Regency owns 20%

In-Process Developments

December 31, 2008

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Full Build Out NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Shoppes at Fairhope Village	AL	Mobile	Publix	06/01/09	$16,279,396	$18,005,447	$10,355,529	8.35%	8.35%	8.35%	84,741	69%	84,741	69%
Applegate Ranch Shopping Center (3)	CA	Merced	Home Depot, Target	08/01/08	39,296,231	61,298,951	4,811,800	8.02%	8.02%	8.82%	158,825	56%	478,517	85%
Gateway 101	CA	San Francisco- Oakland- Fremont	Sports Authority, Nordstrom Rack	03/01/09	32,525,037	32,525,037	4,911,043	8.55%	8.55%	8.55%	91,907	100%	91,907	100%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe's	07/01/09	39,619,352	45,204,877	23,479,593	9.17%	8.32%	8.32%	288,252	70%	288,252	70%
Highland Crossing	CA	Riverside- San Bernardino- Ontario	LA Fitness	05/01/09	3,651,690	18,184,161	9,691,439	7.82%	7.82%	7.82%	39,920	0%	91,185	49%
Indio Towne Center (3)	CA	Riverside- San Bernardino- Ontario	WinCo Foods	09/01/08	57,200,894	79,588,979	15,793,495	6.51%	6.51%	8.85%	230,382	49%	466,216	75%
Jefferson Square (3)	CA	Riverside- San Bernardino- Ontario	Fresh & Easy	04/01/09	9,885,154	11,115,154	4,123,200	6.13%	6.13%	9.21%	38,013	75%	38,013	75%
Murrieta Marketplace (3)	CA	Riverside- San Bernardino- Ontario	Target, Lowe's	03/01/11	50,149,148	86,430,430	47,910,218	6.67%	6.67%	7.87%	233,194	78%	369,784	86%
Plaza Rio Vista	CA	Riverside- San Bernardino- Ontario	Stater Bros.	05/01/08	19,239,381	20,082,093	1,692,024	7.83%	7.83%	7.83%	79,519	64%	79,519	64%
Shops at Santa Barbara	CA	Santa Barbara- Santa Maria- Goleta	Whole Foods	10/01/09	32,302,992	32,302,992	9,878,872	8.18%	8.18%	8.18%	51,848	57%	51,848	57%
Slauson & Central	CA	Los Angeles- Long Beach- Santa Ana	Northgate Market	08/01/10	16,357,998	18,880,998	17,404,602	9.79%	9.20%	9.20%	77,300	58%	77,300	58%
Vine at Castaic	CA	Los Angeles- Long Beach- Santa Ana	NA	10/01/07	10,088,494	11,425,818	258,106	8.77%	8.77%	8.77%	30,236	74%	33,736	77%
Centerplace of Greeley III (3)	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,478,453	18,537,173	1,401,389	9.08%	9.08%	8.75%	94,090	77%	94,090	77%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,832,274	10,812,633	256,256	12.78%	12.78%	12.78%	22,491	72%	206,796	97%
NorthGate Village	CO	Greeley	King Soopers	05/01/10	7,652,745	13,867,707	9,939,085	11.05%	11.05%	11.05%	33,140	0%	158,140	79%
Shops at Quail Creek	CO	Denver- Aurora	King Soopers	05/01/09	7,392,432	16,686,596	6,452,781	11.27%	11.27%	11.27%	37,585	46%	137,429	85%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl's	10/01/08	4,169,725	23,500,254	566,515	8.39%	8.39%	8.39%	10,762	74%	108,927	97%
First Street Village	FL	Cape Coral- Fort Myers	Publix	11/01/07	11,323,920	17,260,480	134,303	8.38%	8.38%	8.38%	54,926	92%	54,926	92%
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,531,906	10,923,369	172,845	8.75%	8.75%	8.75%	51,298	93%	51,298	93%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,540,708	5,964,817	133,667	11.52%	11.52%	11.52%	8,400	33%	23,220	76%
Nocatee Town Center (3)	FL	Jacksonville	Publix	02/01/10	17,144,470	21,802,427	13,983,577	8.58%	8.50%	9.19%	69,806	78%	69,806	78%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	11,657,581	19,557,555	579,976	10.07%	10.07%	10.07%	73,719	79%	88,539	83%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl's	10/01/08	8,708,974	12,636,647	1,030,860	9.10%	9.10%	9.10%	108,434	93%	108,434	93%
Suncoast Crossing Ph II (3)	FL	Tampa-St. Petersburg- Clearwater	Target	09/01/09	9,713,904	16,956,438	2,822,413	4.67%	4.67%	8.33%	9,450	0%	151,648	94%
Airport Crossing	IN	Chicago- Naperville- Joliet	Kohl's	10/01/07	2,320,081	6,541,143	133,016	8.61%	8.61%	8.61%	11,945	11%	101,856	90%
Walton Towne Center	KY	Cincinnati- Middletown	Kroger	11/01/08	6,119,154	12,988,894	934,668	8.44%	8.44%	8.44%	23,184	34%	139,616	89%
Shops at Saugus	MA	Boston- Cambridge- Quincy	PetSmart, La-Z-Boy	08/01/08	34,951,415	35,737,767	1,990,850	7.01%	6.81%	6.81%	94,204	82%	94,204	82%
Village at Lee Airport (3)	MD	Baltimore- Towson	Giant	02/01/10	22,902,440	22,902,440	19,158,937	8.43%	8.43%	9.33%	106,915	78%	106,915	78%
State Street Crossing	MI	Ann Arbor	Wal-Mart	09/01/09	7,798,489	9,730,934	2,054,524	7.23%	7.23%	7.23%	21,049	48%	168,540	94%
Harris Crossing	NC	Burlington	Harris Teeter	03/01/11	12,156,282	12,481,282	8,158,577	8.87%	8.87%	8.87%	76,818	71%	76,818	71%
Middle Creek Commons	NC	Raleigh- Cary	Lowes Foods	11/01/07	12,745,256	12,745,256	530,202	10.05%	10.05%	10.05%	73,635	80%	73,635	80%
Deer Springs Town Center (3)	NV	Las Vegas- Paradise	Target, Home Depot	03/01/09	78,434,435	94,805,971	1,849,177	6.05%	6.05%	7.70%	335,788	80%	468,148	86%
Red Bank Village	OH	Cincinnati- Middletown	Wal-Mart	10/01/09	16,368,748	31,709,649	7,067,969	8.48%	8.48%	8.48%	186,160	82%	186,160	82%
Wadsworth Crossing	OH	Cleveland- Elyria- Mentor	Bed Bath & Beyond, Office Max	02/01/07	26,992,180	26,992,180	2,459,858	7.93%	7.66%	7.66%	108,188	83%	474,910	96%
Corvallis Market Center	OR	Corvallis	Michaels, TJ Maxx	04/01/08	17,798,353	17,798,353	658,686	7.70%	7.70%	7.70%	82,073	92%	82,073	92%
Kulpsville Village Center	PA	Philadelphia- Camden- Wilmington	Walgreens	11/01/09	6,795,303	6,956,940	3,718,312	6.55%	6.55%	6.55%	14,820	100%	14,820	100%
Lower Nazareth Commons	PA	Allentown- Bethlehem- Easton	Target, Sports Authority	08/01/09	29,260,167	40,837,186	21,090,634	8.01%	8.01%	8.01%	107,273	49%	240,273	77%
Buckwalter Place (3)	SC	Hilton Head Island- Beaufort	Publix	09/01/08	12,200,382	14,481,944	785,621	8.36%	8.36%	9.46%	59,602	88%	59,602	88%

In-Process Developments

December 31, 2008

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Full Build Out NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Lebanon Center	TN	Nashville-Davidson-Murfreesboro	Publix	09/01/07	10,086,545	10,625,217	401,828	9.29%	9.29%	9.29%	63,802	78%	63,802	78%
Hickory Creek Plaza	TX	Dallas-Fort Worth-Arlington	Kroger	01/01/09	9,711,104	13,572,072	1,797,658	8.58%	8.58%	8.58%	28,134	24%	109,398	81%
Shops at Highland Village	TX	Dallas-Fort Worth-Arlington	AMC Theater, Barnes & Noble	10/01/07	94,423,767	100,408,767	5,765,689	9.01%	9.01%	9.01%	351,662	83%	351,662	83%
Waterside Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	07/01/09	6,979,460	12,363,233	1,837,744	11.73%	11.73%	11.73%	24,859	61%	147,859	93%
Westwood Village	TX	Houston-Baytown-Sugar Land	Target, TJ Maxx, Ross	03/09/08	35,835,174	57,953,682	2,317,780	8.77%	8.77%	8.77%	183,459	85%	310,333	91%
Culpeper Colonnade Ph I & Ph II	VA	Culpeper	Target, Martin's	03/01/07	26,745,270	32,775,550	4,982,413	7.58%	7.58%	7.58%	143,725	94%	271,032	97%
Shops at Stonewall (3)	VA	Washington-Arlington-Alexandria	Wegmans	11/01/08	49,401,320	49,583,894	1,215,229	9.05%	9.05%	9.27%	294,071	90%	294,071	90%
Orchards Phase II	WA	Portland-Vancouver-Beaverton	LA Fitness	10/01/06	15,833,584	15,833,584	753,668	8.77%	8.77%	8.77%	77,478	90%	77,478	90%

Total Consolidated					$971,601,768	$1,263,376,969	$277,446,629	8.12%	8.07%	8.53%	4,447,082	75%	7,317,476	85%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	18,403,691	19,395,220	974,242	10.18%	10.18%	10.18%	90,043	79%	90,043	79%
Shoppes at Bartram Park—Phase III	FL	Jacksonville	Publix	10/01/04	3,176,594	5,142,504	1,310,732	12.03%	12.03%	12.03%	14,640	29%	33,640	69%

Total Unconsolidated					$21,580,285	$24,537,725	$2,284,974	10.45%	10.45%	10.45%	104,683	72%	123,683	77%

Total					$993,182,053	$1,287,914,694	$279,731,603	8.18%	8.12%	8.56%	4,551,765	75%	7,441,159	84%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on costs above after allocating land basis for outparcel proceeds is estimated to be 7.46%. Full build out NOI Yield after allocating land basis for outparcel proceeds is estimated to be 7.94%.
(3)	The Company is phasing these developments until additional leasing occurs. Currently, 730,914 company owned square feet is being phased.
(4)	The full build out gross leased is 76% and co owned leased is 64%.

Projected Development Funding, Stabilizations and Land Held

December 31, 2008

In-Process Developments Projected Funding (1)

($ Thousands)

Q1 2009E	Q2 2009E	Q3 2009E	Q4 2009E	2010+E
$40,000 - $50,000	$30,000 - $40,000	$10,000 - $20,000	$10,000 - $20,000	$150,000 - $220,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q1 2009E	Q2 2009E	Q3 2009E	Q4 2009E	2010+E
Gross Dev. Costs:		$30,000 - $35,000	$2,500 - $30,000	$5,000 - $75,000	$2,500 - $50,000	$1,150,000 - $1,250,000
Net Dev. Costs:	$400,000	$30,000 - $35,000	$2,500 - $20,000	$5,000 - $45,000	$2,500 - $45,000	$900,000 - $1,000,000

Land Held for Future Development or Sale (3)
($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
22	$168,395	$400,000 - $450,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

December 31, 2008

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-08	Hillsboro-Sports Authority/Best Buy	OR	Best Buy, Sports Authority	03/07/08	$17,906,747	11.41%	76,844	100%
Mar-08	Lynnwood-H Mart	WA	H Mart	07/01/08	$9,385,752	12.51%	77,028	100%
Mar-08	Puyallup-JCPenney	WA	JCPenney	08/01/08	$7,022,190	10.37%	76,682	100%
Mar-08	Rockwall Town Center	TX	Kroger	03/01/06	$8,680,197	10.70%	119,865	99%
Jun-08	Loveland Shopping Center	CO	Gold’s Gym	12/01/06	$6,558,357	11.61%	93,142	45%
Jun-08	Merrimack Shopping Center	NH	Shaw’s	05/01/06	$13,171,929	8.08%	88,192	79%
Sep-08	Chapel Hill Centre	GA	Kohl’s	10/01/06	$9,994,311	6.85%	189,683	99%
Sep-08	South Shore Marketplace	TX	Kroger	04/01/07	$4,847,522	14.50%	109,408	99%
Dec-08	Anthem Highlands Shopping Center	NV	Albertsons	01/01/07	$20,694,218	10.30%	125,313	89%
Dec-08	Horton’s Corner	FL	Walgreens	10/01/08	$4,626,636	8.21%	14,820	100%

					$102,887,858	10.30%	970,977	91%

Unconsolidated:
None
Total Development Stabilizations					$102,887,858	10.30%	970,977	91%

Unconsolidated Investments

December 31, 2008

							Regency
Co-investment Partner and Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 12/31/08	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	30	3,553,566	$649,416,887	$313,593,110	Various	20.00%	$62,718,622	$42,562,199	$2,273,791
(JV-CCV)	Cameron Village	1	635,918	113,320,297	47,300,000	Wachovia	30.00%	14,190,000	19,479,173	(64,667)

		31	4,189,484	762,737,184	360,893,110

Macquarie CountryWide
(JV-M, JV-MD)	Various	42	4,413,313	593,865,250	368,230,169	Various	25.00%	92,057,542	14,896,805	1,184,760
(JV-M2, JV-M3)	Various	89	10,944,536	2,441,572,967	1,521,478,972	Various	24.95%	379,609,004	198,224,682	(469,082)

		131	15,357,849	3,035,438,217	1,889,709,141

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,332	395,627,899	210,714,356	Various	16.35%	34,457,968	21,923,865	(822,874)
CalSTRS
(JV-RC)	Various	7	759,023	158,128,256	86,593,884	Various	25.00%	21,648,471	13,766,322	1,678,115

Regency Retail Partners
(JV-RRP)	Various	9	1,526,085	381,246,719	209,409,515	Various	20.00%	41,813,582	23,837,767	(233,046)

Publix
(JV-O)	Shoppes at Bartram Park	1	134,599	23,595,182	—	—	50.00%	—	11,369,224	948,177
(JV-O)	Valleydale Village	1	118,466	11,386,725	—	—	50.00%	—	5,413,369	219,266
(JV-O)	Regency Village	1	83,170	17,381,102	—	—	50.00%	—	9,011,218	224,550
(JV-O)	Queensborough	1	82,333	4,636,655	—	—	50.00%	—	3,112,286	283,468
(JV-O)	Canopy Oak Center	1	90,043	19,437,249	—	—	50.00%	—	10,060,656	113,638

		5	508,611	76,436,913	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,568,185	—	—	50.00%	—	5,181,082	(140,561)
(JV-O)	White Oak Marketplace (1)	—	—	11,724,806	—	—	50.00%	—	5,897,887	(164)
(JV-O)	Indian Springs Center	1	136,625	19,439,248	27,000,000	Wells Fargo	50.00%	13,500,000	(3,661,703)	284,331

		1	136,625	40,732,239	27,000,000

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,382,763	8,130,311	Wachovia	50.00%	4,065,156	2,333,106	(187,547)

		216	25,468,009	$4,862,730,190	$2,792,450,317			$664,060,344	$383,407,938	$5,292,155

(1)	Land held for future development

Unconsolidated Balance Sheets

December 31, 2008 and 2007

	2008	2007
Assets
Real estate, at cost	$4,902,890,649	$4,709,884,338
Less: accumulated depreciation	451,361,729	332,903,974

	4,451,528,920	4,376,980,364
Properties in development	66,858,839	45,552,309

Net real estate investments	4,518,387,759	4,422,532,673

Cash and cash equivalents	46,539,233	45,281,601
Tenant receivables, net of allowance for uncollectible accounts	77,258,209	72,770,126
Deferred costs, less accumulated amortization	29,090,936	24,195,857
Acquired lease intangible assets, net	186,141,195	197,495,461
Other assets	5,312,858	5,277,457

	$4,862,730,190	4,767,553,175

Liabilities and Equity
Liabilities:
Notes payable	$2,792,450,317	2,719,473,226
Accounts payable and other liabilities	73,881,049	73,681,789
Tenants’ security and escrow deposits	9,933,028	10,052,109
Acquired lease intangible liabilities, net	97,145,502	86,031,082

Total liabilities	2,973,409,896	2,889,238,206

Equity:
Equity – Regency Centers	465,766,217	459,068,748
Equity – Third parties	1,423,554,077	1,419,246,221

Total equity	1,889,320,294	1,878,314,969

	$4,862,730,190	4,767,553,175

Unconsolidated Balance Sheets – Regency’s Pro-Rata Share

December 31, 2008 and 2007

	2008	2007
Assets
Real estate, at cost	$1,172,442,429	$1,132,879,756
Less: accumulated depreciation	110,929,110	82,895,413

	1,061,513,319	1,049,984,343
Properties in development	28,364,019	19,331,436

Net real estate investments	1,089,877,338	1,069,315,779

Cash and cash equivalents	11,788,223	11,128,056
Tenant receivables, net of allowance for uncollectible accounts	18,931,760	17,981,106
Deferred costs, less accumulated amortization	7,171,047	6,010,975
Acquired lease intangible assets, net	41,626,827	45,658,514
Other assets	1,822,905	1,778,047

	$1,171,218,100	1,151,872,477

Liabilities and Equity
Liabilities:
Notes payable	$664,060,344	653,334,791
Accounts payable and other liabilities	18,115,530	17,833,493
Tenants’ security and escrow deposits	2,494,202	2,517,622
Acquired lease intangible liabilities, net	20,781,807	19,117,823

Total liabilities	705,451,883	692,803,729

Equity:
Equity – Regency Centers	465,766,217	459,068,748

	$1,171,218,100	1,151,872,477

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended December 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$93,533,516	90,807,400	$370,078,057	344,320,836
Percentage rent	2,335,696	1,911,801	5,124,601	4,464,873
Recoveries from tenants	27,651,248	27,564,854	107,452,852	96,598,467
Termination fees	354,617	186,309	2,378,449	3,447,248
Other income	939,098	281,204	3,447,220	3,236,133

Total revenues	124,814,175	120,751,568	488,481,179	452,067,557

Operating expenses:
Operating and maintenance	18,103,619	18,530,820	70,158,449	64,916,753
Real estate taxes	17,224,834	15,105,365	63,392,913	53,844,711

Total operating expenses	35,328,453	33,636,185	133,551,362	118,761,464

Net operating income	89,485,722	87,115,383	354,929,817	333,306,093

Other expense (income):
General and administrative	2,327,920	2,170,016	9,517,968	9,892,720
Depreciation and amortization expense	47,040,196	45,346,448	182,843,671	176,596,617
Interest expense, net	37,628,216	35,653,816	146,765,033	135,759,627
Gain on sale of real estate	(974,145)	(27,610,220)	(14,460,865)	(38,164,974)
Other expense	34,739	34,726	138,965	137,638

Total other expense (income)	86,056,926	55,594,786	324,804,772	284,221,628

Net income	$3,428,796	31,520,597	$30,125,045	49,084,465

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended December 31, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$22,409,217	22,049,708	$88,723,574	85,169,109
Percentage rent	559,258	459,563	1,247,800	1,101,955
Recoveries from tenants	6,598,758	6,623,936	25,570,774	23,763,325
Termination fees	90,809	47,853	567,093	855,430
Other income	246,861	63,074	861,468	818,389

Total revenues	29,904,903	29,244,134	116,970,709	111,708,208

Operating expenses:
Operating and maintenance	4,354,386	4,564,295	16,830,860	16,188,902
Real estate taxes	4,079,881	3,629,720	15,091,634	13,196,353

Total operating expenses	8,434,267	8,194,015	31,922,494	29,385,255

Net operating income	21,470,636	21,050,119	85,048,215	82,322,953

Other expense (income):
General and administrative	559,475	546,756	2,257,286	2,512,965
Depreciation and amortization expense	11,076,954	10,844,451	43,195,510	43,374,138
Interest expense, net	8,944,380	8,612,461	35,018,185	33,374,289
Gain on sale of real estate	(453,988)	(10,181,992)	(3,860,129)	(12,786,706)
Other expense (income)	1,626,025	(618,820)	3,145,208	(2,244,421)

Total other expense (income)	21,752,846	9,202,857	79,756,060	64,230,266

Net income	$(282,210)	11,847,262	$5,292,155	18,092,687

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

December 31, 2008 and 2007

Total Debt Outstanding:	12/31/08	12/31/07
Mortgage loans payable:
Fixed rate secured loans	$2,624,585,346	2,544,439,474
Variable rate secured loans	65,684,006	65,684,006
Unsecured line of credit variable rate	102,180,965	109,349,746

Total	$2,792,450,317	2,719,473,226

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share
2009	$4,824,002	138,799,909	12,848,042	156,471,953	30,381,857
2010	4,569,481	695,562,800	89,332,923	789,465,204	195,461,488
2011	3,632,098	506,846,397		510,478,495	126,401,413
2012	4,326,804	408,214,878		412,541,682	91,182,169
2013	4,104,844	32,447,164		36,552,008	8,997,182
2014	3,691,320	67,970,940		71,662,260	20,140,511
2015	3,194,080	134,449,803		137,643,883	38,535,617
2016	2,932,791	362,130,570		365,063,361	84,226,470
2017	2,173,928	123,770,000		125,943,928	26,979,975
2018	1,962,644	146,441,127		148,403,771	34,008,477
>10 Years	15,920,350	14,951,278		30,871,628	6,282,717
Net unamortized debt premium		7,352,144		7,352,144	1,462,468

	$51,332,342	2,638,937,010	102,180,965	2,792,450,317	664,060,344

Percentage of Total Debt:				12/31/08	12/31/07
Fixed				93.99%	93.56%
Variable				6.01%	6.44%

Current Average Interest Rates:(1)
Fixed				5.40%	5.30%
Variable				3.39%	5.75%
Effective Interest Rate				5.28%	5.33%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	March 10, 2013	August 20, 2012
Variable	March 8, 2010	February 8, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$627,503,907	616,329,920
Variable rate secured loans	10,741,258	10,741,258
Unsecured line of credit variable rate	25,815,179	26,263,613

Total	$664,060,344	653,334,791

Leasing Statistics – Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2008

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4rd Quarter 2008	393	759,303	$18.60	$17.25	7.8%	4.9	$1.33
3rd Quarter 2008	371	655,740	21.18	18.62	13.8%	5.1	2.34
2nd Quarter 2008	336	597,474	20.47	18.73	9.3%	6.3	1.37
1st Quarter 2008	389	681,319	18.85	16.74	12.6%	5.0	1.26

Total – 12 months	1,489	2,693,836	$20.24	$18.30	10.6%	5.3	$1.57

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4rd Quarter 2008	91	101,592	$22.28	$19.70	13.1%	5.8	$7.90
3rd Quarter 2008	90	131,187	23.26	22.59	3.0%	6.6	10.82
2nd Quarter 2008	86	108,958	23.60	22.27	6.0%	7.5	6.86
1st Quarter 2008	71	117,192	24.19	18.42	31.3%	8.0	5.63

Total – 12 months	338	458,929	$22.94	$20.83	10.1%	7.0	$7.91

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4rd Quarter 2008	302	657,711	$18.11	$16.94	6.9%	4.8	$0.31
3rd Quarter 2008	281	524,553	20.68	17.65	17.2%	4.7	0.21
2nd Quarter 2008	250	488,516	19.80	17.92	10.5%	6.1	0.15
1st Quarter 2008	318	564,127	21.42	19.49	9.9%	4.4	0.36

Total – 12 months	1,151	2,234,907	$19.95	$17.99	10.9%	5.0	$0.26

Leasing Statistics – Wholly-Owned and 100% of Co-investment Partnerships

December 31, 2008

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2008	393	1,090,729	$19.78	$18.36	7.8%	4.9	$1.69
3rd Quarter 2008	371	1,109,133	20.86	18.41	13.3%	5.4	2.17
2nd Quarter 2008	336	1,004,944	19.64	17.99	9.2%	6.6	2.02
1st Quarter 2008	389	1,225,844	19.35	17.29	11.9%	5.7	1.52

Total – 12 months	1,489	4,430,650	$19.90	$17.99	10.6%	5.7	$1.84

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2008	91	174,959	$22.30	$19.85	12.3%	6.5	$8.82
3rd Quarter 2008	90	218,405	22.88	22.24	2.9%	6.7	10.18
2nd Quarter 2008	86	240,664	22.14	20.89	6.0%	7.6	8.01
1st Quarter 2008	71	249,726	19.79	16.46	20.2%	10.4	6.23

Total – 12 months	338	883,754	$21.69	$19.77	9.7%	7.9	$8.20

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2008	302	915,770	$19.30	$18.07	6.8%	4.6	$0.32
3rd Quarter 2008	281	890,728	20.37	17.47	16.6%	5.1	0.20
2nd Quarter 2008	250	764,280	18.86	17.07	10.5%	6.3	0.13
1st Quarter 2008	318	976,118	19.24	17.50	9.9%	4.5	0.31

Total – 12 months	1,151	3,546,896	$19.46	$17.55	10.9%	5.1	$0.25

Average Base Rent by State – Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2008

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	162,747	0.5%	73.3%	$714,368	0.2%	$11.69
Arizona	4	409,967	1.4%	93.3%	6,248,616	1.5%	16.35
California	76	6,604,204	21.9%	90.5%	117,631,093	28.0%	22.24
Colorado	22	1,413,564	4.7%	88.3%	16,333,299	3.9%	13.33
Connecticut	1	44,875	0.1%	100.0%	1,011,106	0.2%	22.53
Delaware	4	298,199	1.0%	97.6%	4,138,842	1.0%	14.22
District of Columbia	2	9,903	0.0%	100.0%	470,683	0.1%	47.53
Florida	60	4,723,697	15.6%	94.1%	54,436,977	12.9%	12.76
Georgia	30	1,711,655	5.7%	92.3%	24,161,683	5.7%	15.30
Illinois	24	949,717	3.1%	87.9%	10,506,226	2.5%	12.62
Indiana	6	102,263	0.3%	58.5%	1,145,637	0.3%	19.16
Kentucky	3	98,851	0.3%	80.3%	793,595	0.2%	10.00
Maryland	16	537,602	1.8%	91.6%	7,095,858	1.7%	17.42
Massachusetts	3	412,963	1.4%	91.3%	6,526,695	1.6%	17.50
Michigan	2	118,273	0.4%	84.9%	1,372,599	0.3%	13.86
Minnesota	3	120,835	0.4%	92.9%	1,362,876	0.3%	12.30
Missouri	23	371,529	1.2%	96.8%	3,230,868	0.8%	10.18
Nevada	3	454,070	1.5%	81.8%	1,557,660	0.4%	15.12
New Hampshire	1	84,793	0.3%	80.4%	838,500	0.2%	12.29
New Jersey	2	39,042	0.1%	96.2%	618,192	0.1%	16.47
North Carolina	15	1,263,572	4.2%	93.3%	15,808,576	3.8%	14.11
Ohio	17	2,120,066	7.0%	85.7%	20,178,067	4.8%	11.17
Oregon	11	821,689	2.7%	97.9%	14,138,957	3.4%	17.80
Pennsylvania	12	604,908	2.0%	84.5%	8,405,907	2.0%	18.94
South Carolina	8	186,279	0.6%	95.2%	2,332,806	0.6%	13.13
Tennessee	8	502,164	1.7%	91.3%	6,182,123	1.5%	13.49
Texas	36	3,656,689	12.1%	90.2%	55,344,008	13.2%	17.00
Virginia	30	1,627,091	5.4%	93.5%	24,950,302	5.9%	17.44
Washington	13	701,856	2.3%	96.3%	12,834,420	3.0%	19.04
Wisconsin	2	67,147	0.2%	97.7%	488,953	0.1%	7.45

Total All Properties	440	30,220,208	100.0%	91.0%	$420,859,493	100.0%	$16.27

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include outparcel ground leases.

Average Base Rent by State – Wholly-Owned and 100% of Co-investment Partnerships

December 31, 2008

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	278,299	0.6%	78.3%	$1,860,188	0.3%	$11.65
Arizona	4	496,073	1.0%	94.3%	7,483,141	1.1%	16.07
California	76	9,597,194	19.3%	91.9%	173,613,077	25.1%	21.43
Colorado	22	2,285,926	4.6%	91.4%	26,569,045	3.8%	12.87
Connecticut	1	179,860	0.4%	100.0%	4,052,530	0.6%	22.53
Delaware	4	472,005	1.0%	95.2%	6,682,260	1.0%	14.87
District of Columbia	2	39,647	0.1%	100.0%	1,884,921	0.3%	47.54
Florida	60	6,050,697	12.2%	93.9%	70,332,879	10.2%	12.80
Georgia	30	2,648,555	5.3%	92.7%	35,451,791	5.1%	14.43
Illinois	24	2,901,919	5.8%	90.0%	31,954,917	4.6%	12.29
Indiana	6	273,279	0.6%	76.4%	3,373,101	0.5%	16.15
Kentucky	3	325,853	0.7%	90.2%	2,813,780	0.4%	9.57
Maryland	16	1,873,759	3.8%	94.0%	28,792,182	4.2%	17.23
Massachusetts	3	561,186	1.1%	93.4%	8,037,353	1.2%	15.45
Michigan	2	118,273	0.2%	84.9%	1,372,599	0.2%	13.86
Minnesota	3	483,938	1.0%	92.9%	5,458,887	0.8%	12.30
Missouri	23	2,265,422	4.6%	96.8%	19,700,415	2.8%	10.18
Nevada	3	528,368	1.1%	83.4%	2,431,182	0.4%	14.19
New Hampshire	1	84,793	0.2%	80.4%	838,500	0.1%	12.29
New Jersey	2	156,482	0.3%	96.2%	2,477,725	0.4%	16.47
North Carolina	15	2,107,442	4.2%	91.9%	26,769,826	3.9%	14.32
Ohio	17	2,631,530	5.3%	86.7%	25,704,670	3.7%	11.32
Oregon	11	1,087,738	2.2%	97.1%	17,544,995	2.5%	16.79
Pennsylvania	12	1,441,791	2.9%	90.1%	20,133,728	2.9%	16.37
South Carolina	8	451,494	0.9%	96.7%	5,482,992	0.8%	12.52
Tennessee	8	574,114	1.2%	92.0%	7,040,702	1.0%	13.35
Texas	36	4,404,025	8.9%	90.5%	66,294,591	9.6%	16.83
Virginia	30	3,799,919	7.7%	95.6%	64,756,758	9.4%	18.31
Washington	13	1,255,836	2.5%	97.0%	21,132,845	3.1%	17.38
Wisconsin	2	269,128	0.5%	97.7%	1,959,730	0.3%	7.45

Total All Properties	440	49,644,545	100.0%	92.3%	$692,001,309	100.0%	$15.76

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include outparcel ground leases.

Portfolio Summary Report By Region

December 31, 2008

					Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,741	84,741	68.7%	68.7%			—	54,340	Publix	NA
Southgate Village	JV-M	25%	AL	Birmingham-Hoover	1988	75,092	18,773	100.0%	100.0%			—	46,733	Publix	$11.49
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	71.4%	71.4%			—	44,271	Publix	$11.79

			AL			278,299	162,747	78.3%	73.3%	82.5%	78.3%	—	145,344

Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	94.4%	94.4%			—	55,256	Safeway	$16.56
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	98.9%	98.9%			—	55,403	Safeway	$14.78
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	93.0%	93.0%			—	—	Golf & Tennis Pro Shop, Inc.	$15.89
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	88.6%	88.6%			—	—	—	$19.94

			AZ			496,073	409,967	94.3%	93.3%	94.3%	93.3%	—	110,659

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	98.5%	98.5%			—	68,000	Ralphs, Jimbo’s...Naturally!	$27.38
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	24,170	100.0%	100.0%			142,600	57,560	Albertsons, (Target)	$25.15
Applegate Ranch Shopping Center			CA	Merced	2006	158,825	158,825	55.8%	55.8%			319,692	178,500	(Super Target), (Home Depot)	$17.93
Auburn Village	JV-M2	24.95%	CA	Sacramento-Arden-Arcade-Roseville	1990	133,944	33,419	100.0%	100.0%			—	45,540	Bel Air Market	$18.71
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%			—	32,110	Mollie Stone’s Market	$20.61
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino-Ontario	2004	75,220	18,805	96.3%	96.3%			—	44,093	Stater Bros.	$22.20
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	100.0%	100.0%			—	34,208	Safeway	$25.67
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1987	193,172	48,196	93.1%	93.1%			—	24,867	Sprout’s Markets, Toys “R” Us	$23.26
Campus Marketplace	JV-M	25%	CA	San Diego-Carlsbad-San Marcos	2000	144,289	36,072	98.1%	98.1%			—	58,527	Ralphs	$22.89
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	259,701	259,701	93.9%	93.9%			—	14,000	Fresh & Easy, Yardbirds Home Center	$21.24
Clovis Commons			CA	Fresno	2004	174,990	174,990	93.1%	93.1%			145,653	145,653	(Super Target)	$20.11
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%			—	65,715	Safeway, Orchard Supply & Hardware	$16.38
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	94.6%	94.6%			—	40,000	Bristol Farms	$32.68
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%			53,000	53,000	(Safeway)	$34.03
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%			—	35,650	Von’s Food & Drug	$22.05
El Cerrito Plaza	JV-MD	25%	CA	San Francisco-Oakland-Fremont	2000	256,035	64,009	96.2%	96.2%			66,700	77,888	(Lucky’s)	$25.04
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,679	90,679	95.5%	95.5%			—	42,315	Von’s Food & Drug	$15.55
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	99.0%	99.0%			—	22,500	Safeway	$19.48
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	87.3%	87.3%			123,735	43,718	Stater Bros., (Target)	$18.20
Falcon Ridge Town Center Phase II	JV-RRP	20.00%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.44
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	100.0%	100.0%			—	35,305	Albertsons	$23.46
Folsom Prairie City Crossing			CA	Sacramento-Arden-Arcade-Roseville	1999	90,237	90,237	98.9%	98.9%			—	55,255	Safeway	$20.58
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,919	98,919	90.7%	90.7%			—	44,054	Stater Bros.	$23.80
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	100.0%	100.0%			—	55,303	Ralphs	$28.76
Garden Village	JV-M	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	112,767	28,192	98.4%	98.4%			—	57,050	Albertsons	$14.42
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	91,907	91,907	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	NA
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	96.9%	96.9%			—	37,500	Gelson’s Markets	$18.59
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	288,252	288,252	69.7%	69.7%			—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	72.3%	72.3%			—	—	—	$18.82
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	97.5%	97.5%			—	51,800	Ralphs	$22.91
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.4%	99.4%			—	44,376	Ralphs	$26.87
Highland Crossing			CA	Riverside-San Bernardino-Ontario	2007	39,920	39,920	0.0%	0.0%			—	—	LA Fitness	NA
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	230,382	230,382	49.5%	49.5%			235,834	93,696	(Home Depot), (WinCo)	$19.65
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	74.7%	74.7%			—	13,969	Fresh & Easy	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	97.9%	97.9%			38,917	38,917	(Albertsons)	$26.05
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.0%	98.0%			53,000	53,000	(Safeway)	$17.70
Marina Shores	JV-C2	20.00%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	93.4%	93.4%			—	25,987	—	$28.37
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	100.0%	100.0%			—	42,896	Safeway	$16.88
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,211	91,211	95.1%	95.1%			—	42,630	Stater Bros.	$23.55
Murrieta Marketplace			CA	Riverside-San Bernardino-Ontario	2008	233,194	233,194	77.8%	77.8%			137,940	—	(Target), Lowe’s	NA
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	98.4%	98.4%			—	44,180	Albertsons	$12.84
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	100.0%	100.0%			—	58,000	Albertsons	$19.57
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	96.4%	96.4%			—	43,842	Albertsons	$16.30
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	95.6%	95.6%			—	28,210	Henry’s Marketplace	$18.72
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%			—	36,800	Von’s Food & Drug	$20.30
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	234,061	58,398	99.2%	99.2%			—	—	Target, Toys “R” Us	$20.06
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,774	53,087	96.2%	96.2%			—	50,000	Von’s Food & Drug	$18.00
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	92.4%	92.4%			—	10,122	Trader Joe’s	$28.54
Raley’s Supermarket	JV-C2	20.00%	CA	Sacramento-Arden-Arcade-Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	153,255	38,237	97.9%	97.9%			—	39,777	Von’s Food & Drug	$17.52
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	79,519	79,519	64.4%	64.4%			—	44,700	Stater Bros.	$17.13
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$17.12
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$28.09
Santa Ana Downtown Plaza			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	96.6%	96.6%			—	37,972	Food 4 Less	$19.55
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	89.1%	89.1%			—	48,000	Von’s Food & Drug	$24.05
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%			62,050	62,050	(Safeway)	$32.96
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	46,118	46,118	84.0%	84.0%			—	—	—	$23.31
Shops of Santa Barbara Phase II			CA	Santa Barbara-Santa Maria-Goleta	2004	51,848	51,848	57.3%	57.3%			—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	99.6%	99.6%			—	31,833	Nob Hill	$14.41
Slauson & Central			CA	Los Angeles-Long Beach-Santa Ana	2008	77,300	77,300	58.2%	58.2%			—	45,000	Northgate Market	NA
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	98.3%	98.3%			—	52,550	Safeway	$16.46

Portfolio Summary Report By Region

December 31, 2008

					Yr Const, Last Renovation or Dev	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento--Arden-Arcade--Roseville	1991	89,875	22,424	95.1%	95.1%			—	45,540	Bel Air Market	$16.51
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	97.6%	97.6%			—	33,753	Safeway	$19.36
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	96.7%	96.7%			—	56,496	Safeway	$20.50
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%			—	40,775	Ralphs	$14.56
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,140	198,140	97.6%	97.6%			—	44,686	Albertsons, Target	$17.12
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	100.0%	100.0%			—	35,000	Whole Foods, Kohl’s	$22.87
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	97.3%	97.3%			—	42,500	Von’s Food & Drug	$19.30
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	74.3%	74.3%			—	—	—	$30.29
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	99.4%	99.4%			165,000	—	Krikorian Theaters, (Lowe’s)	$25.13
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Sprout’s Markets	$16.00
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$38.04
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	98.0%	98.0%			—	24,712	Safeway	$15.30
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	99.0%	99.0%			—	41,300	Von’s Food & Drug	$24.95
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	98.2%	98.2%			—	50,782	Albertsons	$25.58
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	98.6%	98.6%			—	77,648	El Super	$14.08
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%			113,000	—	(Target)	$21.13
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	100.0%	100.0%			—	—	—	$27.34

			CA			9,597,194	6,604,204	91.9%	90.5%	96.2%	97.0%	1,907,856	3,105,081

Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,622	93,718	96.4%	96.4%			—	71,074	King Soopers, Wal-Mart	$9.48
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	97.3%	97.3%			—	43,500	Safeway	$16.82
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	100.0%	100.0%			—	65,104	King Soopers	$15.03
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	72.8%	72.8%			52,700	52,700	(Safeway)	$23.04
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	90.6%	90.6%			—	62,400	King Soopers	$7.91
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	95.8%	95.8%			213,408	58,374	Safeway, (Target), (Kohl’s)	$13.93
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	76.6%	76.6%			—	—	Sports Authority	$14.93
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,162	21,497	94.9%	94.9%			—	51,640	King Soopers	$10.97
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%			—	69,913	King Soopers	$11.25
Crossroads Commons	JV-C	20%	CO	Boulder	1986	112,887	22,577	95.2%	95.2%			—	39,247	Whole Foods	$18.72
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	72.5%	72.5%			184,305	50,000	(Wal-Mart Supercenter)	$23.92
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	95.9%	95.9%			—	66,000	King Soopers	$9.07
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	87.0%	87.0%			—	62,600	Safeway	$13.12
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	92.5%	92.5%			—	49,751	King Soopers	$11.95
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%			—	61,040	King Soopers	$11.40
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	100.0%	100.0%			66,000	66,000	(King Soopers)	$27.86
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.59
NorthGate Village			CO	Greeley	2008	33,140	33,140	0.0%	0.0%			125,000	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	96.1%	96.1%			—	55,311	King Soopers	$9.13
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	45.9%	45.9%			99,844	99,844	(King Soopers)	NA
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	97.8%	97.8%			—	69,719	King Soopers	$12.22
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	87.5%	87.5%			—	69,716	King Soopers	$13.66

			CO			2,285,926	1,413,564	91.4%	88.3%	94.5%	93.1%	741,257	1,358,846

Corbin’s Corner	JV-M2	24.95%	CT	Hartford-West Hartford-East Hartford	1962	179,860	44,875	100.0%	100.0%			—	10,150	Trader Joe’s	$22.53

			CT			179,860	44,875	100.0%	100.0%	100.0%	100.0%	—	10,150

Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$34.62
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington-Arlington-Alexandria	1930	16,835	4,200	100.0%	100.0%			—	—	—	$65.05
			DC			39,647	9,903	100.0%	100.0%	100.0%	100.0%	—	11,833
First State Plaza	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1988	164,779	41,112	90.3%	90.3%			—	57,319	Shop Rite	$14.82
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	99.2%	99.2%			—	49,069	Acme Markets, K-Mart	$12.90
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1971	66,808	16,669	92.9%	92.9%			—	—	—	$19.06
White Oak—Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73

			DE			472,005	298,199	95.2%	97.6%	95.2%	97.6%	—	106,388

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	90.6%	90.6%			—	48,555	Publix	$10.90
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	95.1%	95.1%			—	35,908	Publix	$16.27
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	78.5%	78.5%			—	42,112	Publix	$11.87
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	96.7%	96.7%			—	65,537	Publix	$12.16
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	96.4%	96.4%			—	39,795	Publix, Wal-Mart, Bealls	$8.69
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	96.7%	96.7%			—	56,000	Winn-Dixie	$11.83
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,762	10,762	74.0%	74.0%			98,165	—	(Kohl’s)	$39.26
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	79.4%	79.4%			—	54,340	Publix	$17.31
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	94.3%	94.3%			—	—	—	$12.59
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	95.5%	95.5%			—	54,420	Publix	$16.99
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	93.6%	93.6%			—	51,420	Publix	$12.55
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.17
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	149,363	149,363	91.7%	91.7%			—	42,112	Publix	$10.08
East Towne Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%			—	44,840	Publix	$14.09
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	91.8%	91.8%			—	39,393	Publix	$17.07
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.43
Fleming Island			FL	Jacksonville	2000	136,662	136,662	91.8%	91.8%			129,807	47,955	Publix, (Target)	$12.68
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	98.2%	98.2%			—	42,112	Publix	$14.71
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$14.33
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	92.5%	92.5%			—	39,203	Publix	$16.94

Portfolio Summary Report By Region

December 31, 2008

					Yr Const, Last Renovation or Dev	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%			—	—	—	NA
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%			—	47,955	Publix	$10.00
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	98.1%	98.1%			—	44,840	Publix	$13.94
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$13.95
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	97.3%	97.3%			—	51,420	Publix	$11.81
Lynnhaven	JV-M	25%	FL	Panama City-Lynn Haven	2001	63,871	15,968	95.6%	95.6%			—	44,271	Publix	$11.49
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	93.6%	93.6%			—	36,464	Publix	$13.39
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	121,947	121,947	85.7%	85.7%			—	—	—	$15.29
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	96.4%	96.4%			—	—	—	$17.74
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	93.6%	93.6%			—	48,555	Publix, Beall’s	$9.44
Millhopper Shopping Center			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%			—	37,244	Publix	$10.14
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	89.0%	89.0%			—	51,420	Publix	$16.29
Newberry Square			FL	Gainesville	1986	180,524	180,524	97.8%	97.8%			—	39,795	Publix, K-Mart	$7.77
Nocatee Town Center			FL	Jacksonville	2007	69,806	69,806	77.8%	77.8%			—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.52
Oakleaf Commons			FL	Jacksonville	2006	73,719	73,719	79.1%	79.1%			—	45,600	Publix	$14.10
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%			—	61,171	Publix	$13.11
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	98.3%	98.3%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.61
Palm Harbor Shopping Village	JV-M	25%	FL	Palm Coast	1991	166,041	41,510	86.6%	86.6%			—	45,254	Publix	$10.76
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	98.7%	98.7%			—	48,890	Publix	$10.86
Pebblebrook Plaza	JV-M	25%	FL	Naples-Marco Island	2000	76,767	19,192	100.0%	100.0%			—	61,166	Publix	$12.72
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	91.3%	91.3%			—	37,866	Publix	$13.14
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%			—	44,840	Publix	$16.57
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	98.1%	98.1%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$13.98
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	88.0%	88.0%			—	54,379	Publix	$13.90
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%			—	46,368	Winn-Dixie	$13.43
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	119,959	59,980	89.9%	89.9%			97,000	44,840	Publix, (Kohl’s)	$17.62
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,640	7,320	28.5%	28.5%			—	—	—	NA
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	89.5%	89.5%			—	—	—	$22.69
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	93.2%	93.2%			—	—	Kohl’s	NA
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,450	9,450	0.0%	0.0%			143,055	—	(Target)	NA
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.67
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.68
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	99.6%	99.6%			—	36,434	Publix	$12.67
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	88.3%	88.3%			—	39,975	Publix	$17.53
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	87.5%	87.5%			—	44,271	Publix	$11.56
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	96.9%	96.9%			—	46,779	Publix	$10.39
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.0%	98.0%			—	44,840	Publix	$19.14
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	96.5%	96.5%			—	51,420	Publix	$13.03
Willa Springs			FL	Orlando	2000	89,930	89,930	94.2%	94.2%			—	44,271	Publix	$14.70

			FL			6,050,697	4,723,697	93.9%	94.1%	95.0%	95.3%	596,798	2,310,760

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,449	53,449	69.6%	69.6%			—	—	—	$20.36
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	85.5%	85.5%			—	—	—	$13.19
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	86.5%	86.5%			—	43,454	Publix	$14.55
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	94.8%	94.8%			—	—	—	$15.86
Buckhead Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1989	221,874	55,469	95.4%	95.4%			—	—	—	$16.74
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$12.08
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	100.0%	100.0%			88,713	—	(Kohl’s)	$11.85
Coweta Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	68,489	17,122	91.1%	91.1%			—	56,077	Publix	$9.35
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,282	70,282	91.5%	91.5%			—	—	—	$10.55
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	90.7%	90.7%			—	45,044	Publix	$16.33
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	100.0%	100.0%			—	44,271	Publix	$14.79
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	88.0%	88.0%			—	18,400	Fresh Market	$17.17
Howell Mill Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1984	97,990	24,498	96.0%	96.0%			—	31,000	Publix	$16.68
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	89.0%	89.0%			—	51,420	Publix	$12.21
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	100.0%	100.0%			—	—	—	$24.05
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	98.5%	98.5%			—	—	—	$18.12
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	98.3%	98.3%			—	47,814	Publix	$11.93
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	90.7%	90.7%			—	—	—	$19.36
Orchard Square	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1987	93,222	23,306	81.1%	81.1%			—	44,271	Publix	$10.35
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$29.81
Powers Ferry Kroger	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1983	45,528	11,382	100.0%	100.0%			—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	95.8%	95.8%			—	—	—	$21.84
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	100.0%	100.0%			—	47,955	Publix	$10.31
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	76.8%	76.8%			—	58,261	Kroger	$15.79
Rose Creek	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1993	69,790	17,448	98.6%	98.6%			—	56,077	Publix	$10.26
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	94.3%	94.3%			—	11,606	Trader Joe’s, Pike Nurseries	$13.78
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	93.9%	93.9%			—	63,296	Kroger	$11.49
Thomas Crossroads	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1995	104,928	26,232	86.4%	86.4%			—	74,498	Kroger	$8.03

Portfolio Summary Report By Region

December 31, 2008

					Yr Const, Last Renovation or Dev	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%			—	37,888	Publix	$10.72
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	96.2%	96.2%			—	54,322	Kroger	$9.37
			GA			2,648,555	1,711,655	92.7%	92.3%	92.7%	92.3%	88,713	872,034
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	95.1%	95.1%			—	72,397	Dominick’s	$14.72
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	80.6%	80.6%			—	64,762	Dominick’s	$11.94
Carbondale Center	JV-D	16.40%	IL	Carbondale	1997	59,726	9,795	100.0%	100.0%			—	56,726	Schnucks	$10.16
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	99.0%	99.0%			—	87,135	Super H Mart, Home Depot	$10.88
Champaign Commons	JV-D	16.40%	IL	Champaign-Urbana	1990	88,105	14,449	98.4%	98.4%			—	72,326	Schnucks	$8.69
Country Club Plaza	JV-D	16.40%	IL	St. Louis	2001	86,867	14,246	98.4%	98.4%			—	54,554	Schnucks	$7.00
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	75.2%	75.2%			117,000	65,816	Dominick’s, (Target)	$13.67
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	85.7%	85.7%			—	64,937	Jewel / OSCO	$12.56
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	91.5%	91.5%			—	72,385	Dominick’s	$13.92
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,583	100.0%	100.0%			—	46,237	Schnucks	$8.28
Heritage Plaza—Chicago	JV-M	25%	IL	Chicago-Naperville-Joliet	2005	128,871	32,218	96.8%	96.8%			—	64,922	Jewel / OSCO	$12.26
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	84.7%	84.7%			—	69,540	Dominick’s	$13.88
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	17.6%	17.6%			—	—	—	$16.35
Montvale Commons	JV-D	16.40%	IL	Springfield	1996	73,937	12,126	98.1%	98.1%			—	62,447	Schnucks	$10.51
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,005	33,684	87.3%	87.3%			—	63,863	Dominick’s	$14.74
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,435	42,274	100.0%	100.0%			—	74,495	Dominick’s	$14.08
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	100.0%	100.0%			—	50,094	Dominick’s	$11.47
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	93.4%	93.4%			—	65,977	Dominick’s	$14.71
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.38
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	97.6%	97.6%			—	65,613	Dominick’s	$14.66
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	100.0%	100.0%			—	63,000	Dominick’s	$11.26
Swansea Plaza	JV-D	16.40%	IL	St. Louis	1988	118,892	19,498	97.1%	97.1%			—	70,017	Schnucks	$10.12
Urbana Crossing	JV-D	16.40%	IL	Champaign-Urbana	1997	85,196	13,972	96.7%	96.7%			—	62,105	Schnucks	$11.11
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	83.8%	83.8%			—	51,304	Dominick’s	$12.35

			IL			2,901,919	949,717	90.0%	87.9%	90.0%	87.9%	117,000	1,420,652

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,945	11,945	11.3%	11.3%			89,911	—	(Kohl’s)	$18.00
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,537	14,537	70.1%	70.1%			213,988	213,988	(Menards)	$30.56
Evansville West Center	JV-D	16.40%	IN	Evansville	1989	79,885	13,101	91.9%	91.9%			—	62,273	Schnucks	$8.49
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	25.0%	25.0%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.99
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	74.4%	74.4%			64,000	64,000	(Kroger)	$17.46
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	100.0%	100.0%			—	10,028	Trader Joe’s	$21.85

			IN			273,279	102,263	76.4%	58.5%	79.4%	64.7%	633,697	400,289

Franklin Square	JV-M	25%	KY	Frankfort	1988	203,317	50,829	93.1%	93.1%			—	50,499	Kroger	$9.10
Silverlake	JV-M	25%	KY	Cincinnati-Middletown	1988	99,352	24,838	97.6%	97.6%			—	60,000	Kroger	$10.03
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,184	23,184	33.6%	33.6%			116,432	116,432	(Kroger)	$15.41

			KY			325,853	98,851	90.2%	80.3%	94.6%	94.6%	116,432	226,931

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	94,204	94,204	81.8%	81.8%			—	11,000	Trader Joe’s	$26.04
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	99.4%	99.4%			—	59,970	Stop & Shop, BJ’s Wholesale	$10.26
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	93.4%	93.4%			—	62,500	Shaw’s, Marshall’s	$16.15

			MA			561,186	412,963	93.4%	91.3%	95.8%	94.1%	—	133,470

Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	84.8%	84.8%			—	21,750	Giant Food	$16.49
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	94.1%	94.1%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.30
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	100.0%	100.0%			—	70,057	Shoppers Food Warehouse	$18.43
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%			—	39,571	Super Fresh	$14.61
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,028	20,216	96.5%	96.5%			—	10,370	Trader Joe’s	$34.34
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	86.6%	86.6%			—	—	—	$35.52
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	96.9%	96.9%			—	—	—	$19.39
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	97.3%	97.3%			—	53,754	Safeway	$25.28
Lee Airport			MD	Baltimore-Towson	2005	106,915	106,915	77.8%	77.8%			75,000	70,260	Giant Food, (Sunrise)	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,125	38,953	90.8%	90.8%			—	45,100	Food Lion	$22.18
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	97.2%	97.2%			—	41,223	Super Fresh	$11.35
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,146	31,224	95.3%	95.3%			—	44,264	Shoppers Food Warehouse	$15.06
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	99.5%	99.5%			—	63,643	Shoppers Food Warehouse	$10.31
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,836	61,835	93.8%	93.8%			—	—	—	$14.85
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	97.1%	97.1%			—	43,205	Safeway	$19.15
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	67,403	16,817	90.2%	90.2%			—	—	—	$25.01

			MD			1,873,759	537,602	94.0%	91.6%	95.0%	95.0%	124,000	546,197

Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%			—	53,739	Farmer Jack	$13.01
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	48.3%	48.3%			147,491	—	(Wal-Mart)	$22.62

			MI			118,273	118,273	84.9%	84.9%	92.9%	92.9%	147,491	53,739

Affton Plaza	JV-D	16.40%	MO	St. Louis	2000	67,760	11,113	100.0%	100.0%			—	61,218	Schnucks	$5.99
Bellerive Plaza	JV-D	16.40%	MO	St. Louis	2000	115,208	18,894	91.2%	91.2%			—	67,985	Schnucks	$9.49
Brentwood Plaza	JV-D	16.40%	MO	St. Louis	2002	60,452	9,914	100.0%	100.0%			—	51,800	Schnucks	$9.79
Bridgeton	JV-D	16.40%	MO	St. Louis	2005	70,762	11,605	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.98
Butler Hill Centre	JV-D	16.40%	MO	St. Louis	1987	90,889	14,906	97.0%	97.0%			—	63,304	Schnucks	$10.60
Capital Crossing	JV-D	16.40%	MO	Jefferson City	2002	85,149	13,964	98.6%	98.6%			—	63,111	Schnucks	$11.38
City Plaza	JV-D	16.40%	MO	St. Louis	1998	80,149	13,144	100.0%	100.0%			—	62,348	Schnucks	$9.30

Portfolio Summary Report By Region

December 31, 2008

					Yr Const, Last Renovation or Dev	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Crestwood Commons	JV-D	16.40%	MO	St. Louis	1994	67,285	11,035	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.40%	MO	St. Louis	1996	67,430	11,059	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16.40%	MO	St. Louis	1998	104,217	17,092	82.7%	82.7%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$10.31
Kirkwood Commons	JV-D	16.40%	MO	St. Louis	2000	467,703	76,703	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.35
Lake St. Louis	JV-D	16.40%	MO	St. Louis	2004	75,643	12,405	100.0%	100.0%			—	63,187	Schnucks	$12.95
O’Fallon Centre	JV-D	16.40%	MO	St. Louis	1984	71,300	11,693	90.2%	90.2%			—	55,050	Schnucks	$8.22
Plaza 94	JV-D	16.40%	MO	St. Louis	2005	66,555	10,915	97.2%	97.2%			—	52,844	Schnucks	$9.57
Richardson Crossing	JV-D	16.40%	MO	St. Louis	2000	82,994	13,611	98.6%	98.6%			—	61,494	Schnucks	$12.20
Shackelford Center	JV-D	16.40%	MO	St. Louis	2006	49,635	8,140	97.4%	97.4%			—	45,960	Schnucks	$7.41
Sierra Vista Plaza	JV-D	16.40%	MO	St. Louis	1993	74,666	12,245	100.0%	100.0%			—	56,201	Schnucks	$10.08
Twin Oaks	JV-D	16.40%	MO	St. Louis	2006	71,682	11,756	98.3%	98.3%			—	63,482	Schnucks	$12.06
University City Square	JV-D	16.40%	MO	St. Louis	1997	79,230	12,994	100.0%	100.0%			—	61,600	Schnucks	$9.16
Washington Crossing	JV-D	16.40%	MO	St. Louis	1999	117,626	19,291	95.9%	95.9%			—	56,250	Schnucks	$10.72
Wentzville Commons	JV-D	16.40%	MO	St. Louis	2000	74,205	12,170	100.0%	100.0%			106,086	61,860	Schnucks, (Home Depot)	$10.98
Wildwood Crossing	JV-D	16.40%	MO	St. Louis	1997	108,200	17,745	85.1%	85.1%			—	61,500	Schnucks	$11.49
Zumbehl Commons	JV-D	16.40%	MO	St. Louis	1990	116,682	19,136	94.2%	94.2%			—	74,672	Schnucks	$8.64

			MO			2,265,422	371,529	96.8%	96.8%	96.8%	96.8%	661,441	1,337,449

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	90.0%	90.0%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.62
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	94.0%	94.0%			—	43,978	Lund’s	$16.19
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	94.9%	94.9%			—	65,608	Rainbow Foods	$11.98

			MN			483,938	120,835	92.9%	92.9%	92.9%	92.9%	87,437	171,322

Bent Tree Plaza	JV-M	25%	NC	Raleigh-Cary	1994	79,503	19,876	98.5%	98.5%			—	54,153	Kroger	$11.89
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	85.6%	85.6%			—	79,830	Harris Teeter, Fresh Market	$15.81
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	100.0%	100.0%			—	14,300	Fresh Market	$15.95
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	100.0%	100.0%			—	41,500	Harris Teeter	$15.90
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	93.5%	93.5%			—	46,478	Kroger	$9.94
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	98.3%	98.3%			273,000	57,590	Kroger, (Home Depot), (Target)	$12.79
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	100.0%	100.0%			—	27,764	Harris Teeter	$13.54
Harris Crossing			NC	Burlington	2007	76,818	76,818	71.4%	71.4%			—	53,365	Harris Teeter	NA
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	98.4%	98.4%			—	57,590	Kroger	$11.66
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	95.0%	95.0%			—	55,973	Kroger	$14.86
Middle Creek Commons			NC	Raleigh-Cary	2006	73,635	73,635	79.6%	79.6%			—	49,495	Lowes Foods	$15.20
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	95.0%	95.0%			—	18,613	Trader Joe’s	$14.95
Southpoint Crossing			NC	Durham	1998	103,128	103,128	98.6%	98.6%			—	59,160	Kroger	$15.56
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	89.5%	89.5%			—	24,167	—	$14.97
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	98.6%	98.6%			—	40,832	Food Lion	$11.93

			NC			2,107,442	1,263,572	91.9%	93.3%	93.2%	95.7%	273,000	680,810

Merrimack Shopping Center			NH	Manchester-Nashua	2004	84,793	84,793	80.4%	80.4%			—	54,000	Shaw’s	$12.29

			NH			84,793	84,793	80.4%	80.4%	80.4%	80.4%	—	54,000

Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,909	97.6%	97.6%			—	60,000	Shop Rite	$21.93
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%			—	34,240	Acme Markets	$5.19

			NJ			156,482	39,042	96.2%	96.2%	96.2%	96.2%	—	94,240

Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	93,516	93,516	85.9%	85.9%			—	53,963	Albertsons	$15.77
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	335,788	335,788	79.8%	79.8%			132,360	—	(Target), Home Depot, Toys “R” Us	NA
Centennial Crossroads Plaza	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	93.0%	93.0%			154,000	55,256	Von’s Food & Drug, (Target)	$12.79

			NV			528,368	454,070	83.4%	81.8%	89.6%	87.4%	286,360	109,219

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%			—	70,815	Kroger	$10.08
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	96.1%	96.1%			—	66,336	Kroger	$10.23
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%			—	59,120	Kroger	$10.74
Hyde Park			OH	Cincinnati-Middletown	1995	396,810	396,810	95.4%	95.4%			—	169,267	Kroger, Biggs	$13.60
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,258	29,252	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.08
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	44.0%	44.0%			—	56,006	Giant Eagle	$14.23
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	91.7%	91.7%			—	63,805	Kroger	$11.64
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$11.17
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	58.9%	58.9%			—	—	—	$9.62
Red Bank Village			OH	Cincinnati-Middletown	2006	186,160	186,160	81.5%	81.5%			—	—	Wal-Mart	$4.99
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$23.42
Regency Milford Center	JV-MD	25%	OH	Cincinnati-Middletown	2001	108,923	27,231	90.2%	90.2%			—	65,000	Kroger	$4.95
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%			—	56,800	Kroger	$10.35
Sycamore Crossing & Sycamore Plaza	JV-RRP	20.00%	OH	Cincinnati-Middletown	1966	390,957	78,191	87.8%	87.8%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.63
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,188	108,188	83.3%	83.3%			336,263	—	(Kohl’s), (Lowe’s), (Target)	$14.24
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	96.9%	96.9%			—	66,523	Kroger	$9.86
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	98.5%	98.5%			—	101,428	Kroger	$8.56

			OH			2,631,530	2,120,066	86.7%	85.7%	87.3%	86.3%	629,263	862,823

Cherry Park Market	JV-M	25%	OR	Portland-Vancouver-Beaverton	1997	113,518	28,380	88.8%	88.8%			—	55,164	Safeway	$13.73
Corvallis Market Center			OR	Corvallis	2006	82,073	82,073	91.8%	91.8%			—	—	—	$16.51
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	100.0%	100.0%			—	37,500	Unified Western Grocers	$12.58
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	95.0%	95.0%			—	57,370	Albertsons	$14.12

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Hillsboro - Sports Authority/Best Buy			OR	Portland-Vancouver-Beaverton	2006	76,483	76,483	100.0%	100.0%			—	—	Sports Authority	$27.45
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	98.2%	98.2%			—	41,132	Safeway	$14.51
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.6%	98.6%			—	55,227	Safeway	$11.02
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	99.0%	99.0%			—	49,793	Albertsons	$17.76
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%			—	—	—	$22.03
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%			—	56,500	Whole Foods	$25.38
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sports Authority	$17.77

			OR			1,087,738	821,689	97.1%	97.9%	97.5%	98.6%	—	352,686

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,420	11,582	90.2%	90.2%			—	22,075	Ahart Market	$12.58
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,419	39,775	95.5%	95.5%			—	—	—	$17.19
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	89.6%	89.6%			—	11,100	Trader Joe’s	$23.65
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$27.64
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	NA
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	107,273	107,273	48.6%	48.6%			133,000	—	(Target), Sports Authority	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	94.4%	94.4%			—	25,673	Shop ‘N Bag	$15.45
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	92.1%	92.1%			—	50,708	Genuardi’s	$18.96
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	92.8%	92.8%			—	56,226	Acme Markets	$14.88
Silver Spring Square	JV-RRP	20.00%	PA	Harrisburg-Carlisle	2005	314,449	62,890	97.0%	97.0%			139,377	130,000	Wegmans, (Target)	$15.25
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	88.1%	88.1%			—	73,000	Valley Farm Market	$7.04
Warwick Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.5%	96.5%			—	50,658	Genuardi’s	$17.15

			PA			1,441,791	604,908	90.1%	84.5%	93.4%	92.0%	272,377	419,440

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,602	59,602	88.3%	88.3%			—	45,600	Publix	$13.50
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	97.4%	97.4%			—	37,888	Publix	$10.96
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	97.0%	97.0%			—	37,888	Publix	$13.14
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.31
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%			—	65,796	Publix	$10.13
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	96.7%	96.7%			—	27,887	Publix	$14.50
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	97.8%	97.8%			—	46,624	Bi-Lo	$11.89

			SC			451,494	186,279	96.7%	95.2%	98.0%	98.5%	—	306,523

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,115	96.2%	96.2%			125,500	63,193	Schnucks, (Target)	$12.40
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harding Place			TN	Nashville-Davidson--Murfreesboro	2004	4,848	4,848	0.0%	0.0%			177,000	—	(Wal-Mart)	NA
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.49
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	63,802	63,802	78.1%	78.1%			—	45,600	Publix	$12.33
Nashboro Village			TN	Nashville-Davidson--Murfreesboro	1998	86,811	86,811	98.4%	98.4%			—	61,224	Kroger	$10.68
Northlake Village I & II			TN	Nashville-Davidson--Murfreesboro	1988	141,685	141,685	85.6%	85.6%			—	64,537	Kroger	$11.71
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1997	109,904	109,904	97.9%	97.9%			—	60,647	Harris Teeter	$17.71

			TN			574,114	502,164	92.0%	91.3%	93.7%	93.3%	302,500	350,578

Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	97.7%	97.7%			—	67,768	Kroger	$16.86
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	94.3%	94.3%			—	65,740	Kroger	$10.25
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	98,906	98,906	98.0%	98.0%			—	83,214	Kroger	$11.13
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	95.4%	95.4%			—	63,449	Kroger	$16.16
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	94.3%	94.3%			102,950	—	(Home Depot)	$11.04
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	92.1%	92.1%			67,106	67,106	(Kroger)	$17.22
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	96.7%	96.7%			—	90,217	H.E.B., Sears	$12.69
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	24.4%	24.4%			81,264	81,264	(Kroger)	$23.30
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.71
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,662	351,662	82.6%	82.6%			—	—	AMC Theater	$25.95
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%			—	79,000	H.E.B.	$18.67
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	94.2%	94.2%			—	63,631	Tom Thumb	$14.22
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	89.6%	89.6%			—	80,925	H.E.B.	$16.94
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,000	45,000	100.0%	100.0%			45,000	—	(LA Fitness)	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	100.0%	100.0%			62,804	62,804	(Albertsons)	$23.08
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	74.8%	74.8%			62,322	62,322	(Albertsons)	$20.25
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	98.8%	98.8%			—	64,228	Tom Thumb	$17.96
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	41.2%	41.2%			—	—	—	$18.92
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	97.5%	97.5%			—	53,993	Randall’s Food	$14.58
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	98.3%	98.3%			—	48,525	Tom Thumb	$14.60
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	96.3%	96.3%			—	60,465	H.E.B.	$18.25
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	96.9%	96.9%			—	65,800	Randall’s Food	$15.98
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	88.1%	88.1%			—	53,118	Tom Thumb	$25.35
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	98.8%	98.8%			—	63,636	Kroger	$13.56
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	72.2%	72.2%			62,322	62,322	(Albertsons)	$19.87
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$22.43
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	94.7%	94.7%			—	60,932	Kroger	$14.46
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,414	32,414	60.5%	60.5%			61,962	61,962	(Kroger)	$24.30
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$17.60
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	95.3%	95.3%			—	65,241	Kroger	$15.92
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	89.7%	89.7%			—	63,654	Tom Thumb	$13.22

Portfolio Summary Report By Region

December 31, 2008

					Yr Cost, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA		GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major tenants (1)	Average Base Rent/Sq. Ft (2)
Waterside Marketplace			TX	Houston- Baytown- Sugar Land	2007	24,859	24,859	60.7%	60.7%			102,984	102,984	(Kroger)	NA
Weslayan Plaza East	JV-M2	24.95%	TX	Houston- Baytown- Sugar Land	1969	169,693	42,338	85.4%	85.4%			—	—	—	$13.69
Weslayan Plaza West	JV-M2	24.95%	TX	Houston- Baytown- Sugar Land	1969	186,069	46,424	95.0%	95.0%			—	51,960	Randall’s Food	$16.43
Westwood Village			TX	Houston- Baytown- Sugar Land	2006	183,459	183,459	84.6%	84.6%			126,874	—	(Target)	$15.54
Woodway Collection	JV-M2	24.95%	TX	Houston- Baytown- Sugar Land	1974	111,165	27,736	93.4%	93.4%			—	56,596	Randall’s Food	$15.31

			TX			4,404,025	3,656,689	90.5%	90.2%	92.2%	92.2%	849,358	1,923,246

601 King Street	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1980	8,349	2,083	83.8%	83.8%			—	—	—	$50.67
Ashburn Farm Market Center			VA	Washington- Arlington- Alexandria	2000	91,905	91,905	98.5%	98.5%			—	48,999	Giant Food	$21.38
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1996	88,897	22,180	97.3%	97.3%			—	57,030	Shoppers Food Warehouse	$14.00
Braemar Shopping Center	JV-RC	25%	VA	Washington- Arlington- Alexandria	2004	96,439	24,110	97.9%	97.9%			—	57,860	Safeway	$18.08
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	94.8%	94.8%			—	52,864	Kroger	$9.23
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1996	104,100	25,973	100.0%	100.0%			—	55,138	Shoppers Food Warehouse	$16.45
Cheshire Station			VA	Washington- Arlington- Alexandria	2000	97,156	97,156	97.0%	97.0%			—	55,163	Safeway	$16.40
Culpeper Colonnade			VA	Culpeper	2006	143,725	143,725	94.1%	94.1%			127,307	—	(Target)	$16.29
Fairfax Shopping Center			VA	Washington- Arlington- Alexandria	1955	85,482	85,482	80.2%	80.2%			—	—	—	$14.17
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1990	165,130	41,200	98.5%	98.5%			—	65,000	Shoppers Food Warehouse	$22.66
Fortuna Center Plaza	JV-RRP	20.00%	VA	Washington- Arlington- Alexandria	2004	90,131	18,026	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$13.96
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1977	103,269	25,766	100.0%	100.0%			—	49,837	Giant Food	$20.24
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,917	39,151	93.0%	93.0%			—	38,408	Ukrop’s	$13.34
Greenbriar Town Center	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1972	343,006	85,580	99.3%	99.3%			—	62,319	Giant Food	$21.10
Hanover Village Shopping Center	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	86.5%	86.5%			—	—	—	$9.47
Hollymead Town Center	JV-C2	20.00%	VA	Charlottesville	2004	153,739	30,748	96.1%	96.1%			142,500	60,607	Harris Teeter, (Target)	$19.88
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1960	71,825	17,920	95.8%	95.8%			—	—	—	$32.77
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1966	74,702	18,638	100.0%	100.0%			—	28,161	Giant Food	$23.42
Lorton Station Marketplace	JV-C2	20%	VA	Washington- Arlington- Alexandria	2005	132,445	26,489	97.7%	97.7%			—	63,000	Shoppers Food Warehouse	$18.65
Lorton Town Center	JV-C2	20%	VA	Washington- Arlington- Alexandria	2005	51,807	10,361	91.3%	91.3%			—	—	—	$28.29
Market at Opitz Crossing			VA	Washington- Arlington- Alexandria	2003	149,791	149,791	82.4%	82.4%			—	51,922	Safeway	$15.04
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1977	113,013	28,197	97.8%	97.8%			—	55,713	Giant Food	$15.89
Shops at County Center			VA	Washington- Arlington- Alexandria	2005	96,695	96,695	98.8%	98.8%			—	52,409	Harris Teeter	$20.51
Signal Hill	JV-C2	20.00%	VA	Washington- Arlington- Alexandria	2004	95,172	19,034	96.2%	96.2%			—	67,470	Shoppers Food Warehouse	$18.19
Stonewall			VA	Washington- Arlington- Alexandria	2007	294,071	294,071	89.6%	89.6%			—	140,000	Wegmans	$13.99
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1980	190,069	47,422	95.7%	95.7%			—	46,935	Giant Food	$17.27
Village Center at Dulles	JV-C	20%	VA	Washington- Arlington- Alexandria	1991	298,271	59,654	98.4%	98.4%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$20.55
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	100.0%	100.0%			—	45,023	Ukrop’s	$17.77
Willston Centre I	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1952	105,376	26,291	94.1%	94.1%			—	—	—	$20.92
Willston Centre II	JV-M2	24.95%	VA	Washington- Arlington- Alexandria	1986	127,449	31,799	100.0%	100.0%			140,984	42,491	Safeway, (Target)	$18.28

			VA			3,799,919	1,627,091	95.6%	93.5%	96.2%	94.3%	534,526	1,311,643

Aurora Marketplace	JV-M2	24.95%	WA	Seattle- Tacoma- Bellevue	1991	106,921	26,677	98.3%	98.3%			—	48,893	Safeway	$15.45
Cascade Plaza	JV-C	20%	WA	Seattle- Tacoma- Bellevue	1999	211,072	42,214	97.1%	97.1%			—	49,440	Safeway	$11.66
Eastgate Plaza	JV-M2	24.95%	WA	Seattle- Tacoma- Bellevue	1956	78,230	19,518	100.0%	100.0%			—	28,775	Albertsons	$21.13
Inglewood Plaza			WA	Seattle- Tacoma- Bellevue	1985	17,253	17,253	88.4%	88.4%			—	—	—	$29.40
James Center	JV-M	25%	WA	Seattle- Tacoma- Bellevue	1999	140,240	35,060	94.5%	94.5%			—	68,273	Fred Myer	$16.14
Lynnwood—H Mart			WA	Seattle- Tacoma- Bellevue	2007	77,028	77,028	100.0%	100.0%			—	77,028	H Mart	$16.00
Orchards Market Center I	JV-RRP	20%	WA	Portland- Vancouver- Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Sportsman’s Warehouse	$12.51
Orchards Market Center II			WA	Portland- Vancouver- Beaverton	2005	77,478	77,478	89.9%	89.9%			—	—	LA Fitness	$17.79
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle- Tacoma- Bellevue	1987	80,555	20,098	100.0%	100.0%			230,300	—	(Sears)	$21.78
Pine Lake Village			WA	Seattle- Tacoma- Bellevue	1989	102,953	102,953	94.0%	94.0%			—	40,982	Quality Foods	$18.54
Sammamish-Highlands			WA	Seattle- Tacoma- Bellevue	1992	101,289	101,289	100.0%	100.0%			55,000	55,000	(Safeway)	$22.93
Southcenter			WA	Seattle- Tacoma- Bellevue	1990	58,282	58,282	94.4%	94.4%			111,900	—	(Target)	$32.54
Thomas Lake			WA	Seattle- Tacoma- Bellevue	1998	103,872	103,872	97.3%	97.3%			—	50,065	Albertsons	$15.07

			WA			1,255,836	701,856	97.0%	96.3%	97.5%	97.1%	397,200	418,456

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.38
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee- Waukesha- West Allis	1989	133,301	33,259	97.2%	97.2%			—	69,090	Pick ‘N’ Save	$7.52

			WI			269,128	67,147	97.7%	97.7%	97.7%	97.7%	—	120,069

Regency Centers Total						49,644,545	30,220,208	92.3%	91.0%	94.1%	93.8%	8,766,706	19,324,877

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C: Co-investment Partnership with Oregon

JV-C2: Co-investment Partnership with Oregon

JV-CCV: Co-investment Partnership with Oregon

JV-RC: Co-investment Partnership with CalSTRS

JV-M: Co-investment Partnership with Macquarie

JV-MD: Co-investment Partnership with Macquarie

JV-M2: Co-investment Partnership with Macquarie

JV-M3: Co-investment Partnership with Macquarie

JV-RRP: Regency Retail Partners (open-end fund)

JV-D: Co-investment Partnership with Macquarie and DESCO

JV-O: Other, single property Co-investment Partnerships

Significant Tenant Rents – Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2008

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent (2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,626,656	8.98%	$24,585,984	5.71%	57	19
Publix	1,982,774	6.78%	17,905,956	4.16%	66	32
Safeway	1,669,257	5.71%	16,182,878	3.76%	58	33
Supervalu	937,795	3.21%	10,510,610	2.44%	33	20
CVS	466,451	1.60%	6,966,021	1.62%	52	25
Blockbuster Video	295,762	1.01%	6,296,522	1.46%	80	34
TJX Companies	433,886	1.48%	4,449,824	1.03%	27	15
Wells Fargo Bank	71,798	0.25%	3,606,331	0.84%	51	30
Starbucks	103,040	0.35%	3,436,229	0.80%	97	44
JPMorgan Chase Bank	94,583	0.32%	3,323,739	0.77%	36	12
Sears Holdings	435,225	1.49%	3,270,528	0.76%	14	8
Walgreens	207,823	0.71%	3,149,986	0.73%	20	7
PETCO	165,339	0.57%	2,970,225	0.69%	22	13
Rite Aid	221,440	0.76%	2,966,555	0.69%	32	21
Schnucks	309,522	1.06%	2,695,784	0.63%	31	31
Bank of America	70,644	0.24%	2,680,761	0.62%	31	15
Hallmark	156,512	0.54%	2,676,729	0.62%	59	31
Subway	89,453	0.31%	2,539,466	0.59%	115	60
H.E.B.	210,413	0.72%	2,499,163	0.58%	4	2
Ross Dress For Less	174,379	0.60%	2,346,730	0.54%	16	13
The UPS Store	94,034	0.32%	2,336,115	0.54%	110	57
Harris Teeter	182,108	0.62%	2,315,621	0.54%	7	4
Best Buy	113,280	0.39%	2,310,476	0.54%	7	4
Stater Bros.	151,151	0.52%	2,300,289	0.53%	5	2
PetSmart	149,326	0.51%	2,276,767	0.53%	11	6
Whole Foods	109,613	0.37%	2,250,494	0.52%	5	3
Staples	147,312	0.50%	2,224,514	0.52%	12	6
Sports Authority	129,427	0.44%	2,211,673	0.51%	4	1
Michael’s	194,815	0.67%	2,188,080	0.51%	13	5
Target	268,864	0.92%	2,186,323	0.51%	3	1
Ahold	191,645	0.66%	2,161,122	0.50%	10	8

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent (2)
Safeway Total	$164,301
Kroger Total	42,100
Supervalu Total	10,625
Schnucks Total	6,560

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,873,546	22	25
Kroger	679,300	9	66
Safeway	314,000	6	64
Sears Holdings	57,435	2	16
Supervalu	72,514	3	36
Publix	62,771	1	67

	3,059,566

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents – Wholly-Owned and 100% of Co-investment Partnerships

December 31, 2008

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent (2)	# of Leased Stores	# of Leased Stores in JV
Safeway	3,098,325	6.40%	$31,730,867	4.49%	58	33
Kroger	3,417,602	7.06%	$30,165,909	4.26%	57	19
Publix	3,052,411	6.31%	$27,467,580	3.88%	66	32
Supervalu	1,727,754	3.57%	$18,896,341	2.67%	33	20
Schnucks	1,887,329	3.90%	$16,437,709	2.32%	31	31
CVS	747,224	1.54%	$11,381,935	1.61%	52	25
Blockbuster Video	438,450	0.91%	$9,346,072	1.32%	80	34
TJX Companies	745,929	1.54%	$7,826,191	1.11%	27	15
Ross Dress For Less	464,690	0.96%	$6,166,002	0.87%	16	13
Wells Fargo Bank	125,601	0.26%	$6,136,538	0.87%	51	30
PETCO	313,537	0.65%	$5,896,703	0.83%	22	13
Starbucks	158,143	0.33%	$5,302,088	0.75%	97	44
Rite Aid	442,478	0.91%	$5,258,429	0.74%	32	21
Ahold	472,690	0.98%	$4,742,632	0.67%	10	8
Sears Holdings	596,196	1.23%	$4,685,216	0.66%	14	8
JPMorgan Chase Bank	129,296	0.27%	$4,552,822	0.64%	36	12
Hallmark	266,379	0.55%	$4,396,258	0.62%	59	31
Bank of America	104,698	0.22%	$4,342,860	0.61%	31	15
Walgreens	277,996	0.57%	$4,248,090	0.60%	20	7
Subway	152,655	0.32%	$4,198,926	0.59%	115	60
24 Hour Fitness	199,094	0.41%	$3,948,348	0.56%	6	4
Target	355,430	0.73%	$3,917,636	0.55%	3	1
Harris Teeter	315,760	0.65%	$3,884,755	0.55%	7	4
H.E.B.	310,607	0.64%	$3,874,163	0.55%	4	2
The UPS Store	156,360	0.32%	$3,858,400	0.55%	110	57
PetSmart	248,696	0.51%	$3,680,315	0.52%	11	6
Whole Foods	182,066	0.38%	$3,569,472	0.50%	5	3
Staples	249,021	0.51%	$3,531,887	0.50%	12	6

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent (2)
Safeway Total	$488,004
Kroger Total	74,800
Supervalu Total	42,500
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,915,406	22	25
Kroger	727,332	9	66
Safeway	314,000	6	64
Sears Holdings	230,200	2	16
Supervalu	101,721	3	36
Publix	62,771	1	67

	4,351,430

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

December 31, 2008

All Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	321,286	1.2%	$5,883,035	1.4%	$18.31	561,006	1.3%	$10,038,401	1.4%
2009	1,925,845	7.4%	37,125,786	8.6%	19.28	3,240,019	7.4%	60,329,995	8.5%
2010	2,431,621	9.4%	45,949,297	10.7%	18.90	4,130,056	9.4%	74,997,548	10.6%
2011	2,954,151	11.4%	52,293,040	12.1%	17.70	4,562,096	10.4%	82,474,676	11.7%
2012	3,227,004	12.5%	58,804,328	13.7%	18.22	5,352,043	12.2%	97,261,753	13.8%
2013	2,537,624	9.8%	49,051,657	11.4%	19.33	4,443,755	10.1%	78,293,586	11.1%
2014	1,256,946	4.9%	20,669,720	4.8%	16.44	2,244,017	5.1%	36,454,158	5.2%
2015	750,931	2.9%	12,577,954	2.9%	16.75	1,502,078	3.4%	24,672,487	3.5%
2016	739,725	2.9%	12,526,878	2.9%	16.93	1,709,533	3.9%	25,841,894	3.7%
2017	1,242,402	4.8%	21,744,597	5.0%	17.50	2,080,825	4.7%	34,513,462	4.9%
2018	1,340,798	5.2%	21,291,183	4.9%	15.88	2,129,526	4.9%	32,247,227	4.6%

10 Year Total	18,728,335	72.4%	337,917,476	78.4%	18.04	31,954,954	72.8%	557,125,186	78.8%

Thereafter	7,131,604	27.6%	92,852,925	21.6%	13.02	11,946,232	27.2%	150,230,652	21.2%

	25,859,939	100.0%	$430,770,401	100.0%	$16.66	43,901,186	100.0%	$707,355,838	100.0%

Anchor Tenants(3)
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	60,332	0.4%	$772,231	0.5%	$12.80	60,332	0.2%	$772,231	0.3%
2009	422,011	3.0%	3,825,080	2.7%	9.06	751,813	3.1%	7,593,704	3.0%
2010	660,997	4.8%	5,509,828	3.9%	8.34	1,254,044	5.1%	10,336,968	4.1%
2011	1,046,758	7.5%	7,743,160	5.4%	7.40	1,490,012	6.1%	11,941,490	4.8%
2012	1,196,582	8.6%	10,826,204	7.6%	9.05	2,014,233	8.2%	19,117,476	7.7%
2013	793,325	5.7%	6,429,255	4.5%	8.10	1,718,405	7.0%	13,897,060	5.6%
2014	610,991	4.4%	5,540,735	3.9%	9.07	1,092,391	4.5%	10,211,490	4.1%
2015	431,432	3.1%	4,777,179	3.3%	11.07	931,831	3.8%	10,197,088	4.1%
2016	446,360	3.2%	4,918,190	3.4%	11.02	1,083,972	4.4%	11,137,512	4.5%
2017	730,468	5.3%	8,606,568	6.0%	11.78	1,405,354	5.7%	16,793,328	6.7%
2018	890,617	6.4%	9,679,238	6.8%	10.87	1,493,139	6.1%	15,955,213	6.4%

10 Year Total	7,289,874	52.5%	68,627,668	48.1%	9.41	13,295,526	54.4%	127,953,560	51.2%

Thereafter	6,601,213	47.5%	74,130,724	51.9%	11.23	11,156,729	45.6%	121,878,816	48.8%

	13,891,087	100.0%	$142,758,391	100.0%	$10.28	24,452,255	100.0%	$249,832,376	100.0%

Reflects in place leases as of December 31, 2008, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant greater than 20,000 square feet.

Tenant Lease Expirations

December 31, 2008

Inline Tenants
		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	260,954	2.2%	$5,110,804	1.8%	$19.59	500,674	2.6%	$9,266,170	2.0%
2009	1,503,834	12.6%	33,300,706	11.6%	22.14	2,488,206	12.8%	52,736,292	11.5%
2010	1,770,624	14.8%	40,439,469	14.0%	22.84	2,876,012	14.8%	64,660,579	14.1%
2011	1,907,393	15.9%	44,549,880	15.5%	23.36	3,072,084	15.8%	70,533,186	15.4%
2012	2,030,422	17.0%	47,978,124	16.7%	23.63	3,337,810	17.2%	78,144,277	17.1%
2013	1,744,299	14.6%	42,622,402	14.8%	24.44	2,725,350	14.0%	64,396,525	14.1%
2014	645,955	5.4%	15,128,985	5.3%	23.42	1,151,626	5.9%	26,242,668	5.7%
2015	319,499	2.7%	7,800,776	2.7%	24.42	570,247	2.9%	14,475,400	3.2%
2016	293,365	2.5%	7,608,688	2.6%	25.94	625,561	3.2%	14,704,382	3.2%
2017	511,934	4.3%	13,138,029	4.6%	25.66	675,471	3.5%	17,720,135	3.9%
2018	450,181	3.8%	11,611,945	4.0%	25.79	636,387	3.3%	16,292,014	3.6%

10 Year Total	11,438,462	95.6%	269,289,808	93.5%	23.54	18,659,428	95.9%	429,171,626	93.8%
Thereafter	530,391	4.4%	18,722,201	6.5%	35.30	789,503	4.1%	28,351,836	6.2%

	11,968,853	100.0%	$288,012,009	100.0%	$24.06	19,448,931	100.0%	$457,523,462	100.0%

Reflects in place leases as of December 31, 2008, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

December 31, 208

($000s except per share numbers)	2006A	2007A	2008A	2009E	1Q09E
FFO / Share (for actuals please see related press release)				$3.30 – $3.70	$.74 – $.82

Operating Portfolio – Wholly-owned and Regency’s pro-rata share of co-investment partnerships
Occupancy at period end	95.2%	95.0%	93.8%	92.0% – 93.5%
Same store growth	3.8%	3.0%	2.6%	(3.5)% – (1.0)%
Rental rate growth	12.6%	13.0%	10.6%	0% – 5%

Percentage Rent – Consolidated Only	$4,525	$4,678	$4,260	$3,000 – $4,000

Recovery Rate – Consolidated Only	80%	78.5%	79.4%	74% – 76%

Investment Activity
Acquisitions – consolidated	$63,100	$105,984	$0	$0
Cap rate	6.2%	6.0%	0.0%	0.0%
JV Acquisitions – 3rd Party (gross $)	$169,325	$507,850	$121,775	$0 – $200,000
Cap rate	6.9%	6.4%	6.5%	8.5% – 9.5%
REG % ownership	22%	17%	20%	20%
JV Acquisitions – REG contributions (gross $)	$134,994	$126,375	$157,894	$0 – $125,000
Cap rate	6.6%	6.2%	7.0%	8.25% – 8.75%
REG % ownership	26%	20%	20%	20%
Dispositions – op. properties (REG Pro-Rata)	$456,270	$82,110	$64,313	$50,000 – $175,000
Cap rate (average)	6.5%	7.2%	7.9%	8.5% – 9.50%
Development starts	$503,319	$378,831	$176,891	$0 – $125,000
Development stabilizations – net costs	$167,668	$326,555	$102,888	$39,000 – $146,000
NOI yield on stabilizations (net dev costs)	10.1%	9.0%	10.3%	8.0% – 8.4%
Development stabilizations – total costs after outparcel allocation	$175,759	$352,784	$111,250	$42,000 – $157,000
NOI yield on costs after outparcel allocation	9.5%	8.3%	9.5%	7.4% – 7.8%
Transaction profits net of taxes and dead deal costs *	$52,643	$57,927	$42,411	$15,000 – $28,000
Minority share of transaction profits	-$4,669	$0	$0	$0
Third party fees and commissions	$31,805	$33,064	$36,332	$26,000 – $30,000

* 2007A includes $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008A includes $19.7 million of promote income. 2009E includes $12 million of promote income.

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	45.2%	48.9%	50.0%	< 50%

Net Asset Valuation Guidance			4Q08
Expansion land and outparcels available
— estimated market value			$37,820
NOI from CIP properties			$6,637
NOI from leases signed but not yet rent-paying in stabilized developments			$1,212
Straight-line rent receivable			$36,029

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

December 31, 2008

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended March 31, 2009		Full Year 2009
Net income for common stockholders	$0.28	0.36	$1.49	1.89
Add (less):
Depreciation expense and amortization	0.47	0.47	1.88	1.88
Loss (gain) on sale of operating properties	—	—	(0.07)	(0.07)

Funds From Operations	$0.74	0.82	$3.30	3.70

Weighted average shares (000’s)	70,720		70,773

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Regency Centers Corporation

Press Release

www.RegencyCenters.com	CONTACT: LISA PALMER
(904) 598-7636

REGENCY CENTERS REPORTS PRELIMINARY FOURTH QUARTER & YEAR END RESULTS

Jacksonville, Fla. (February 4, 2009) — Regency Centers Corporation announced today preliminary financial and operating results for the quarter and year ended December 31, 2008.

Funds From Operations (FFO) for the fourth quarter was $50.8 million, or $0.72 per diluted share, compared to $81.2 million and $1.16 per diluted share for the same period in 2007. For the year ended December 31, 2008, FFO was $263.8 million, or $3.75 per diluted share, compared to $293.9 million or $4.20 per diluted share for the same period in 2007. The decline in FFO was primarily due to impairment charges and an increase in the write-off of dead deal costs as well as a lower level of development gains in 2008. Excluding the impacts of impairments and dead deal costs, FFO per share would have been $4.47 per share, or 6.4% higher than 2007. Regency reports FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT) as a supplemental earnings measure. The Company considers this a meaningful performance measurement in the Real Estate Investment Trust industry.

Net income for common stockholders for the quarter was $16.0 million, or $0.23 per diluted share, compared to $50.6 million and $0.72 per diluted share for the same period in 2007. Net income for the year ended December 31, 2008 was $129.2 million or $1.84 per diluted share, compared to $184.0 million and $2.65 per diluted share for the same period in 2007. These results are preliminary, unaudited results and are subject to revision pending the resolution of the timing of gains on properties previously sold to co-investment partnerships, an accounting question described below which has recently been indentified in connection with the pending liquidation of two of these co-investment partnerships during the first quarter of 2009.

Portfolio Results

For the three months ended December 31, 2008, Regency’s results for wholly-owned properties and its pro-rata share of co-investment partnerships were as follows:

•	Same store net operating income (NOI) growth: 3.0%
•	Same store rental rate growth on a cash basis: 7.8%
•	Leasing transactions: 436 new and renewal lease transactions for a total of 1.2 million square feet

For the year ended December 31, 2008, Regency’s results for wholly-owned properties and its pro-rata share of co-investment partnerships were as follows:

•	Same store net operating income (NOI) growth: 2.6%
•	Same store rental rate growth on a cash basis: 10.6%
•	Percent leased (operating properties only): 93.8%
•	Leasing transactions: 1,767 new and renewal lease transactions for a total of 5.7 million square feet

Acquisitions, Capital Recycling and Co-investment Partnerships

During the year Regency and its partners sold $394.4 million of consolidated and unconsolidated operating and development properties. In the fourth quarter two wholly-owned operating properties were sold at a gross sales price of $19.3 million and a weighted average cap rate of 8.17%. Three completed developments were sold at a gross sales price of $28.0 million and a weighted average cap rate of 7.56%. During the quarter the Company sold six outparcels at a gross sales price of $9.6 million.

In the fourth quarter Regency recorded $19.7 million of promote income from the Regency-Oregon partnership based on outperforming the NCREIF index since the inception of the partnership and a hurdle rate outlined in the partnership agreement.

Subsequent to December 31, 2008, Regency and its joint venture partner Macquarie Countrywide Trust (MCW) began the dissolution process, at MCW’s election, for two of their initial co-investment entities. As a result of the dissolution, the portfolio assets will be transferred to MCW and Regency, to return to them their respective interests, as a distribution in kind (DIK) after a selection process as provided for by the terms in the original partnership agreement. The process allows a one-for-one selection rotation, with Regency selecting first, until the aggregate value of the properties selected by Regency, as determined by appraisal, equals Regency’s existing ownership interest. The dissolution of the entities results in a liquidation management fee payable to Regency expected to be in the range of $11 million to $13 million, which will be recorded in 2009 and paid to Regency in the form of additional property distributions as part of the selection process described above. The dissolution is expected to be completed by the end of March subject to required lender consents for ownership transfer. MCW and Regency remain partners in three co-investment entities that in total own and operate 123 assets.

Development

During the fourth quarter, the Company started two new development projects representing $24.0 million of estimated net costs after partner participation. These starts have an expected NOI yield of 9.79% on net development costs after partner participation. As of December 31, 2008, the Company had 48 projects under development for an estimated total net investment at completion of $993 million and an expected return of 8.12% on net development costs after partner participation. Construction has been phased at several projects, and once fully built out, the expected return increases to 8.6% which represents an estimated net development cost of $1.1 billion. The in-process developments are 78% funded and 85% leased and committed, including tenant-owned GLA.

Impairment Charges and Dead Deal Costs

Given the direct negative impact the current distressed economic environment and lack of liquidity has had on commercial real estate, the Company thoroughly reviewed its operating assets, in-process developments, land held, outparcels and unconsolidated investment partnerships for impairment. To the extent that the book value of a land parcel or property, based on its intended holding period, exceeded the fair value of the asset, a non-cash impairment charge was recognized for the difference. The Company recorded non-cash impairment charges of $33.0 million or $0.47 per share in the fourth quarter, and a total of $34.9 million or $0.50 per share for the full year. These impairments were on seven operating assets, one land parcel held for development, one in process development, several outparcels and Regency’s investment in two unconsolidated partnerships.

In addition to impairment charges, the Company incurred $10.9 million or $0.15 per share of dead deal costs in the fourth quarter, and $15.5 million or $0.22 per share for the year. These combined charges reduced FFO per share by $0.72 for the year, $0.62 of which was in the fourth quarter.

Capital Markets

For the year, Regency placed $250.2 million of secured mortgages in its co-investment partnerships at a weighted average rate of 6.3% and term of 8.6 years; $102.1 million was funded in the fourth quarter. During the quarter, Standard and Poor’s and Moody’s affirmed Regency Centers’ corporate credit rating and senior unsecured ratings at BBB+ and Baa2, respectively.

Executive Management and Board of Directors Changes

Mary Lou Fiala, President and Chief Operating Officer, has announced that she will retire at the end of 2009. Effective immediately, Brian Smith will succeed Mary Lou as President while also maintaining his responsibilities as Chief Investment Officer. Ms. Fiala has committed to remain as Chief Operating Officer and Vice Chairman until her departure.

“Although it is always difficult to eventually lose a dedicated talent like Mary Lou, we are extremely fortunate to have a gifted, experienced and accomplished leader, who knows the shopping center business so well and is engrained in Regency’s special culture. It was an easy and natural decision for me with the Board’s strong endorsement to tap Brian Smith as Regency’s next President,” said Martin “Hap” Stein, Jr., Regency Centers chairman and chief executive officer.

In addition to Chief Financial Officer, Bruce Johnson has been named Executive Vice President. “This elevated title recognizes the vital contributions as a top executive that Bruce has made over the years. His wise and experienced leadership has been invaluable as we have been navigating the dangerous land mines during the crises in the financial markets and economy,” said Mr. Stein.

“Although Mary Lou is planning to retire at the end of 2009, she will continue to stay longer if conditions dictate. Initially there will not be a significant change in responsibility between Mary Lou and Brian. They, along with Bruce and me, will continue to work seamlessly as a team in our respective roles,” said Mr. Stein.

After her retirement as COO, Ms. Fiala will remain on the Board of Directors. Mr. Smith has been nominated to join the Board at the Annual Meeting in May. Additionally, Terry Worrell has informed the Board that he is not planning to stand for reelection when his term expires at the Annual Meeting. Mr. Stein said, “We will miss Terry as a friend, colleague, and advisor. His street wise instincts and excellent business acumen and insights made him a terrific steward for Regency’s shareholders.”

Dividend

On February 3, 2009, the Board of Directors declared a quarterly cash dividend of $0.725 per share, payable on March 4, 2009 to shareholders of record on February 18, 2009. This represents $2.90 on an annualized basis. The Board also declared a quarterly cash dividend of $0.46563 per share of Series 3 Preferred stock, payable on March 31, 2009 to shareholders of record on March 2, 2009; a quarterly cash dividend of $0.45313 per share of Series 4 Preferred stock, payable on March 31, 2009 to shareholders of record on March 2, 2009; and a quarterly cash dividend of $0.41875 on the Series 5 Preferred stock, payable on March 31, 2009 to shareholders of record on March 2, 2009.

Earnings Guidance

Regency’s 2009 FFO per share is expected to be in the range of $3.30 to $3.70. The guidance range assumes transaction profits net of taxes and dead deal costs of $15 million to $28 million, or approximately $0.21-$0.39 per share.

Pending Accounting Resolution of Timing of Recognition of Gains on Property

The recent distribution-in-kind (DIK) of assets resulting from the dissolution of entities in the Regency-Macquarie CountryWide partnership, described above, raised a timing question under FAS 66 regarding when partial gains from sales of properties to certain co-investment partnerships should be recognized. This is the first and only dissolution of a co-investment partnership since Regency’s co-investment program began in 2000. Regency’s auditor, KPMG LLP, has historically agreed with the Company’s interpretation of FAS 66 in accounting for these gains. However, due to the absence of any specific accounting literature regarding DIKs in liquidation, and based on KPMG’s advice, Regency will seek guidance from the staff of the Securities and Exchange Commission (SEC) regarding this question.

Regency historically has recognized partial gains on the sale of properties to co-investment partnerships at the closing date, which exclude the portion attributable to its percentage interest in the partnership. If the partnership subsequently sold the property to a third party, Regency would then recognize gain on the portion of the property attributable to its ownership interest which had been deferred.

The question has arisen whether Regency’s rights under certain co-investment partnership agreements that allow Regency to call for a liquidation of the entity, after 3-5 years, and in so doing, receive a DIK, in the form of properties, of its percentage ownership for which a gain was not recorded, are, in substance, an option to reacquire properties sold to them. There is no interpretive authority directly addressing whether DIK rights constitute options. If these rights are deemed to be options, then under paragraph 26 of FAS 66, all partial gains previously recognized by Regency on the sale of properties that are still owned by these partnerships would be deferred until such time the partnership is liquidated or property is sold to a third party. To the extent any such partnership subsequently sold a property during the period in question, deferred gain on that property would be recognized at the resale date.

If these accounting adjustments are made, Regency’s initial estimate of the effects are as follows:

•	There would be no impact on the cash proceeds received by Regency from the sales to the co-investment partnerships or on the accounting that Regency has applied at the joint venture level.
•	Net income reported for the third quarter of 2008 would be reduced by approximately $20 million, representing partial gains recognized on property sales to a Columbia Regency partnership.
•	Net income would be increased for the full year 2007 by approximately $9 million with the impact on any given quarter during 2007 being less than $6 million.
•	Net income for the year ended December 31, 2006 would be increased by less than $500,000.
•

The total estimated impact on years 2000 – 2005 would be a decrease to previously reported retained earnings of approximately $58 million and would represent approximately 3.2% of Regency’s stockholders’ equity as of December 31, 2005.

•

The estimated future effect on years after 2008 would be to increase future net income by the gains deferred, of which a portion will be recognized in 2009 upon the completion of the dissolution and DIK of the Macquarie partnerships described above. In other words, the Company would recognize in 2009 the gains previously reported related to sales to these two entities on properties that are distributed to Macquarie in the liquidation.

Regency has historically not reported FFO in its financial statements and any discussion of FFO would be handled by separate means.

Conference Call

In conjunction with Regency’s fourth quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Thursday, February 5 at 10:00 a.m. EST on the Company’s web site www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the web site.

The Company has published additional forward-looking statements in its fourth quarter 2008 supplemental information package that may help investors estimate earnings for 2009. A copy of the Company’s fourth quarter 2008 supplemental information will be available on the Company’s web site at www.RegencyCenters.com or by written request to Diane Ortolano, Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter and year ended December 31, 2008. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Reconciliation of Net Income to Funds From Operations—Actual Results

For the Periods Ended December 31, 2008 and 2007	Three Months Ended		Year to Date
	2008	2007	2008	2007
Net income for common stockholders	$16,035,817	$50,560,865	$129,168,122	$183,975,177
Adjustments to reconcile to Funds from Operations:
Depreciation expense – consolidated properties	22,937,395	20,987,526	89,533,695	77,307,673
Depreciation and amortization expense – uncons properties	10,794,386	10,448,747	42,379,867	42,547,685
Consolidated JV partners' share of depreciation	(144,429)	(129,461)	(539,645)	(481,404)
Amortization of leasing commissions and intangibles	3,760,999	3,207,432	14,017,847	12,106,277
Gain on sale of operating properties, including JV's	(2,726,623)	(4,235,866)	(11,709,080)	(23,214,823)
Minority interest of exchangeable partnership units	140,086	379,845	996,831	1,650,067

Funds From Operations	50,797,631	81,219,088	263,847,637	293,890,652

Dilutive effect of share-based awards	(159,422)	(210,064)	(637,689)	(790,222)

Funds From Operations for calculating Diluted FFO per Share	50,638,209	81,009,024	263,209,948	293,100,430

Weighted Average Shares For Diluted FFO per Share	70,232,476	69,931,926	70,173,419	69,809,383

Reported results are preliminary and not final until the filing of our Form 10-K with the SEC and, therefore, remain subject to adjustment.

Regency Centers Corporation (NYSE: REG)

Regency is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At December 31, 2008, the Company owned 440 retail properties, including those held in co-investment partnerships. Including tenant-owned square footage, the portfolio encompassed 59.1 million square feet located in top markets throughout the United States. Since 2000 Regency has developed 195 shopping centers, including those currently in-process, representing an investment at completion of nearly $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Regency Centers Corporation

Press Release

www.RegencyCenters.com	CONTACT: LISA PALMER
(904) 598-7636

REGENCY CENTERS ANNOUNCES CHANGES TO PRELIMINARY 2008 RESULTS

Jacksonville, Fla. (March 12, 2009) — Regency Centers Corporation announced today that it is revising previously announced results for the year ended December 31, 2008. Net income for 2008 that was previously reported on a preliminary basis is expected to be reduced by $12.8 million.

After seeking guidance from the staff of the Securities and Exchange Commission (SEC) regarding an accounting matter for which there was no clear interpretive authority, Regency has concluded that it will adopt and apply a more restrictive method of deferred gain recognition on partial sales of properties to co-investment partnerships that provide for a distribution-in-kind of assets upon liquidation.

Regency intends to file its Form 10-K for the year ended December 31, 2008 with the SEC on or before March 17, 2009 reflecting this more restrictive method of recognizing deferred gains. Regency will also file an amendment to its 2008 third quarter Form 10-Q. The revised accounting treatment has no impact on the cash proceeds received by Regency from sales to co-investment partnerships and creates no additional balance sheet liabilities.

This more restrictive method of recognizing deferred gains will be applied retrospectively from the inception of the co-investment partnerships. The Company will show the cumulative effect of the correction for all years through January 1, 2006 by making certain adjustments including to the opening balance of retained earnings and stockholders’ equity in the 2008 Form 10-K. These adjustments will reduce the opening balance of retained earnings/stockholders’ equity as of January 1, 2006 by $27.6 million or 1.5% of total stockholders’ equity. The summary financial information for the Company’s five year tables in its 2008 Form 10-K will also be adjusted to reflect the effect on those years and the cumulative effect of the correction for prior periods.

Regency Centers Corporation (NYSE: REG)

Regency is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At December 31, 2008, the Company owned 440 retail properties, including those held in co-investment partnerships. Including tenant-owned square footage, the portfolio encompassed 58.4 million square feet located in top markets throughout the United States. Since 2000 Regency has developed 195 shopping centers, including those currently in-process, representing an investment at completion of nearly $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.